UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21558
 (Pioneer Short Term Income Fund)
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2021

Date of reporting period:  September 1, 2020 through February 28, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Short Term
Income Fund
Semiannual Report | February 28, 2021
A: STABX	C: PSHCX	C2: STIIX	K: STIKX	Y: PSHYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292.
If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 1

President’s Letter

Dear Shareholders,
The first quarter of 2021 has brought some better news on the COVID-19 global pandemic front, as the deployment of the first approved COVID-19 vaccines is well underway, with expectations for widespread vaccine distribution by the middle of the year. In general, COVID-19 cases and related hospitalizations have been on the decline in the US, despite a few problematic “hot spots” in some states, and that has had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile. With that said, in the first few months of 2021, equity markets and other so-called “riskier” assets, such as high-yield bonds, have outperformed investments regarded as less risky, such as government debt. In addition, we’ve witnessed the long-awaited rebound in the performance of cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
However, despite the dramatic market rebound since its March 2020 low point, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus. In addition, the recent US Presidential and Congressional elections have resulted in a power shift in Washington, DC, and that most likely portends some changes in fiscal policy above and beyond just additional pandemic-related stimulus. That, too, could lead to increased market volatility as investors analyze the various tax and spending plans, and wait to see what proposed policy alterations actually become law.
With the advent of COVID-19 in early 2020, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March 2020. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
2 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
April 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 3

Portfolio Management Discussion | 2/28/21
In the following interview, portfolio managers Seth Roman, Noah Funderburk, and Nicolas Pauwels discuss the factors that influenced Pioneer Short Term Income Fund’s performance during the six-month period ended February 28, 2021. Mr. Roman, a vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Funderburk, a vice president and portfolio manager at Amundi US, and Mr. Pauwels, a vice president and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q   How did the Fund perform during the six-month period ended February 28, 2021?
A    Pioneer Short Term Income Fund’s Class A shares returned 3.44% at net asset value during the six-month period ended February 28, 2021, while the Fund’s benchmark, the Bloomberg Barclays One- to Three-Year Government/Credit Bond Index (the Bloomberg Barclays Index), returned 0.22%. During the same period, the average return of the 588 mutual funds in Morningstar’s Short-Term Bond Funds category was 1.15%.
Q   Can you describe the market environment for fixed-income investors over the six-month period ended February 28, 2021?
A    After simmering throughout the summer, macroeconomic uncertainty bubbled over during September of 2020, weighing on investor sentiment and the performance of so-called riskier assets. The focus on heightened macro risks revolved around three key areas: negotiations over another round of fiscal stimulus from the US government; COVID-19 cases and the pandemic situation at large; and the November US elections.
Regarding the status of new US fiscal legislation, a partisan dispute over when to appoint Supreme Court Justice Ginsburg’s replacement further hardened both parties’ negotiating positions and lowered the odds of broad fiscal support for the economy prior to the November election. Specific to COVID-19 risks, a notable uptick in European cases at that time had reignited concerns that the US remained at risk for another serious “wave” of cases with the arrival of cooler fall temperatures, which would come with the potential for a new round of state-mandated lockdowns and the associated negative effects on the economy. Lastly, the US election picture had been clouded with not only the typical uncertainty of any election season, but also concerns about the potential for a protracted dispute over the results of the presidential contest.
By the last month of the period, in February 2021, macroeconomic data and news headlines had turned largely positive, as investors keyed in on the development and deployment of the first COVID-19 vaccines, a rapid
4 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

decline in daily diagnosed cases of the virus, the corporate earnings season, and the steady progress made on another significant, albeit partisan, US fiscal stimulus bill in the wake of the Democratic Party’s taking control of the White House and both houses of Congress in January.
Market movements, however, told a “tale of two halves” during February. In the first two weeks of the month, investors seemed to appropriately price in an improved near-term economic growth outlook, leading both domestic equity prices and US Treasury yields to move higher. But, as the month progressed, market participants began to look beyond the better economic growth prospects and contemplated a more rapid path to a normalization of the extremely accommodative monetary policies enacted by the US Federal Reserve (Fed) in early 2020 to help combat the effects of the pandemic on the economy and the financial markets. The Fed had not indicated any plans to remove accommodation in the near term, but Treasury yields rose and equities generally declined anyway, in a market move somewhat reminiscent of 2013’s “taper tantrum,” which had followed the Fed’s announcement of its intention to gradually reduce the bond purchases that it had been making in the wake of the 2008-2009 financial crisis.
Q   Can you review your principal investment strategies in managing the Fund during the six-month period ended February 28, 2021, and discuss how they affected benchmark-relative performance?
A   The Fund’s significant underweight to Treasuries was a leading positive contributor to benchmark-relative returns during the six-month period, as credit-oriented assets outperformed interest-rate sensitive investments such as government debt. We continue to believe that short-term US Treasuries have offered little value to investors given the low yields available.
The Fund’s overweighting of a broad range of securitized assets also aided relative returns for the six-month period. These included allocations to asset-backed securities (ABS), residential-mortgage-backed securities (RMBS), and commercial mortgage-backed securities (CMBS). The Fund’s ABS exposures benefited relative performance as short-term issues within the ABS sector have continued to provide incremental income compared with short-term corporate bonds. Most notably, non-AAA-rated ABS have continued to trade at wider spreads versus their pre-pandemic levels, and have attracted strong investor demand. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) US consumers have continued to demonstrate strength, with
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 5

a 40-year high savings rate and incomes (even without fiscal stimulus) in excess of pre-COVID-19 levels. In addition, banks have continued to release reserves due to better-than-expected loss experience on both their credit card and auto loan exposures.
The Fund’s allocation to non-agency RMBS also had a positive effect on benchmark-relative performance. Particularly helpful in that area was the portfolio’s exposure to credit-risk-transfer securities (CRT), which transfer a portion of the risk associated with credit losses within pools of conventional residential mortgage loans from government-sponsored entities to the private sector. RMBS have benefited from a strong housing market and a continued decline in the proportion of mortgages in forbearance. As period-end, the Case-Schiller Home Price Index had registered a 9.4% year-over-year improvement in housing prices, the best performance since 2014.
The Fund’s allocation to CMBS was another positive contributor to relative returns during the six-month period, as spreads for the sector have continued to narrow. We have emphasized relatively low loan-to-value ratios when investing the Fund in the CMBS sector, and we believe the portfolio’s well-diversified* exposure to CMBS could position the Fund to benefit from a broader reopening of the economy later in 2021. Within CMBS, the Fund’s exposures to hotels have fared well due to recovering industry revenues, particularly within the economy hotels segment, where revenues have returned to pre-pandemic levels. In a typical economic rebound, economy hotel revenues have recovered first, followed by travel/leisure hotel revenues and, finally, business hotel revenues.
The Fund’s overweights to floating-rate bank loans and collateralized loan obligations (CLOs) also aided relative returns during the period, as bank loans performed well due to increased CLO issuance. Loans had lagged the recovery in high-yield corporates following the dramatic market struggles during the first quarter of 2020, and investors had seen attractive relative value in the sector. In addition, the floating-rate feature of loans has been viewed favorably, given the potential for longer-term Treasury yields to rise in 2021.
The Fund’s overweights to financials and industrials within its allocation to investment-grade corporate credit had a positive impact on relative performance for the six-month period. The allocations benefited from the continued global demand for yield. We believe that strong demand and moderating supply may lead to a continued narrowing of short-term corporates spreads, thus potentially shrinking available yields.
* Diversification does not assure a profit nor protect against loss.
6 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Insurance-linked securities (ILS) were another portfolio allocation that made a notable positive contribution to the Fund’s relative performance over the six-month period. ILS returns are uncorrelated to the returns of other fixed-income assets, and we have viewed exposure to the incremental yield and diversification benefits of the ILS sector as a potential enhancer of the portfolio’s risk/reward profile.
Given the Fund’s strong relative outperformance, there were few detractors from returns versus the Bloomberg Barclays Index during the six-month period, but the portfolio’s overweight to agency mortgage-backed securities (MBS) did act as a slight drag on relative performance. The increase in 10-year Treasury yields from 0.92% in December 2020 to 1.29% in February 2021 raised fears of extension risk – or the risk that homeowners would be discouraged from refinancing their mortgages, thus reducing the flow of prepayments and possibly extending the duration of the loans in the MBS market – in light of the sector’s relatively low average spread and duration. In our view, however, the factors that would contribute to declining prepayments and significant extension risk in agency MBS have not been in place. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to changes in interest rates, expressed as a number of years.)
Q   Can you discuss the factors that affected the Fund’s income-generation (or yield), either positively or negatively, during the six-month period ended February 28, 2021?
A   Credit spreads narrowed over the period, thus reducing the Fund’s income-generation. However, we believe the income-generation of the Fund relative to alternative investment options has remained attractive, given the continued low-interest-rate environment.
Q   Did the Fund have any exposure to derivatives during the six-month period ended February 28, 2021? If so, did the derivatives have an effect on the Fund’s performance?
A   We employed derivatives to help manage the overall duration of the portfolio. With the general decline in interest rates during the six-month period, the Fund’s below-benchmark duration stance detracted from relative performance.
Q   What is your assessment of the current climate for fixed-income investing?
A   By the end of February, the Eurodollar futures curve was pricing in a 0.25% increase in the federal funds rate target range by December of 2022, and 0.90% in cumulative rate hikes by December of 2023. When we
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 7

consider the Fed’s stated goal of attaining maximum US employment, inflation outlook, and its newly adopted tolerance of short-term inflation overshoots relative to the long-term target of 2%, we view the recent shift in investor expectations regarding interest-rate policy as premature. With respect to inflation, the Fed has been delivering two key messages. First, near-term increases in goods and services prices are likely to be transitory, and so the Fed will only adjust policy in response to sustained price increases. Second, the Fed will not raise the federal funds target range until inflation has exceeded 2% on a sustained basis (that is, for at least 12 months). Based on our current expectations, we feel it is unlikely that the Fed’s inflation and maximum employment targets will both be met by the end of 2022.
We do believe, however, that elevated interest-rate volatility will persist over the near term. As investors’ economic growth expectations build through the calendar year, the Fed’s commitment to its new inflation targeting framework may be tested. While the Fed has control over short-term risk-free rates, it has less control over long-term risk-free rates, and often relies on communications and asset purchases to implement policy. The Fed has not indicated concern over the recent rise in intermediate-and long-term Treasury yields, but may respond if higher intermediate rates ultimately tighten financial conditions and reduce the impact of the current and quite accommodative monetary policy stance.
As always, we will continue to monitor macroeconomic factors that have the potential to affect the markets, while remaining principally focused on adding value to the portfolio through individual security selection.
Please refer to the Schedule of Investments on pages 19–55 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
8 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.
The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 9

Portfolio Summary | 2/28/21

10 Largest Holdings
(As a percentage of total investments)*

1.	U.S. Treasury Bills, 3/9/21	3.16%
2.	Fannie Mae or Freddie Mac, 2.0%, 4/1/51 (TBA)	2.25
3.	Wells Fargo & Co., 3.55%, 9/29/25	1.01
4.	UBS AG, 7.625%, 8/17/22	0.96
5.	Mitsubishi UFJ Financial Group, Inc., 3.407%, 3/7/24	0.89
6.	Nordea Bank Abp, 3.75%, 8/30/23 (144A)	0.83
7.	U.S. Treasury Note, 2.0%, 11/30/22	0.73
8.	Fannie Mae or Freddie Mac, 1.5%, 3/15/36 (TBA)	0.71
9.	NTT Finance Corp., 1.162%, 4/3/26 (144A)	0.70
10.	Home Partners of America Trust, Series 2018-1, Class E, 1.956%
	(1 Month USD LIBOR + 185 bps), 7/17/37 (144A)	0.70

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Prices and Distributions | 2/28/21
Net Asset Value per Share
Class	2/28/21	8/31/20
A	$9.42	$9.21
C	$9.43	$9.23
C2	$9.44	$9.24
K	$9.47	$9.27
Y	$9.43	$9.23

Distributions per Share: 9/1/20–2/28/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1066	$ —	$ —
C	$0.0971	$ —	$ —
C2	$0.0972	$ —	$ —
K	$0.1244	$ —	$ —
Y	$0.1240	$ —	$ —

Index Definitions
The Bloomberg Barclays One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 11

Performance Update | 2/28/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.
Average Annual Total Returns
(As of February 28, 2021)
			Bloomberg
			Barclays
	Net	Public	One- to
	Asset	Offering	Three-Year
	Value	Price	Government/
Period	(NAV)	(POP)*	Credit Index
10 years	1.96%	1.70%	1.58%
5 years	2.23	1.71	2.09
1 year	0.95	0.95	1.94

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
0.85%	0.83%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share.
* POP returns shown above reflect the deduction of the maximum 2.50% front-end sales charge on Class A shares purchased prior to February 5, 2018.
All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratios reflect the contractual expense limitations currently in effect through January 1, 2022 for Class A shares. There can be no assurance that Amundi US will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Performance Update | 2/28/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.
Average Annual Total Returns
(As of February 28, 2021)
			Bloomberg
			Barclays
			One- to
			Three-Year
	If	If	Government/
Period	Held	Redeemed	Credit Index
10 years	1.62%	1.62%	1.58%
5 years	2.06	2.06	2.09
1 year	0.95	0.95	1.94

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross
1.06%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
“If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 13

Performance Update | 2/28/21	Class C2 Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.
Average Annual Total Returns
(As of February 28, 2021)
			Bloomberg
			Barclays
			One- to
			Three-Year
	If	If	Government/
Period	Held	Redeemed	Credit Index
10 years	1.64%	1.64%	1.58%
5 years	2.09	2.09	2.09
1 year	1.06	1.06	1.94

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross
1.05%
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013 is the net asset value performance of the Fund’s Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.
“If Held” results represent the percent change in net asset value per share. Class C2 shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Redeemed” returns would have been lower had sales charges been reflected. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Performance Update | 2/28/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.
Average Annual Total Returns
(As of February 28, 2021)
		Bloomberg
		Barclays
	Net	One- to
	Asset	Three-Year
	Value	Government/
Period	(NAV)	Credit Index
10 years	2.22%	1.58%
5 years	2.68	2.09
1 year	1.63	1.94

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
0.47%	0.46%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratios reflect the contractual expense limitations currently in effect through January 1, 2022 for Class K shares. There can be no assurance that Amundi US will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 15

Performance Update | 2/28/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2021)
		Bloomberg
		Barclays
	Net	One- to
	Asset	Three-Year
	Value	Government/
Period	(NAV)	Credit Index
10 years	2.27%	1.58%
5 years	2.60	2.09
1 year	1.52	1.94

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
0.59%	0.46%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2022 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund
Based on actual returns from September 1, 2020 through February 28, 2021.
Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/20
Ending Account Value	$1,034.40	$1,032.20	$1,032.20	$1,035.10	$1,035.20
(after expenses)
on 2/28/21
Expenses Paid	$4.14	$5.14	$5.19	$2.32	$2.32
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.02%, 1.03%, 0.46%, and 0.46% for classes A, C, C2, K, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365, (to reflect the partial year period).

Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 17

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2020 through February 28, 2021.
Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/20
Ending Account Value	$1,020.73	$1,019.74	$1,019.69	$1,022.51	$1,022.51
(after expenses)
on 2/28/21
Expenses Paid	$4.11	$5.11	$5.16	$2.31	$2.31
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.02%, 1.03%, 0.46%, and 0.46% for classes A, C, C2, K, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365, (to reflect the partial year period).

18 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Schedule of Investments | 2/28/21
(unaudited)
Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 100.4%
	ASSET BACKED SECURITIES — 28.0% of
	Net Assets
170,724(a)	321 Henderson Receivables I LLC, Series 2006-2A,
	Class A1, 0.307% (1 Month USD LIBOR + 20 bps),
	6/15/41 (144A)	$ 166,335
189,221(a)	321 Henderson Receivables I LLC, Series 2007-1A,
	Class A1, 0.307% (1 Month USD LIBOR + 20 bps),
	3/15/42 (144A)	181,577
123,613(a)	321 Henderson Receivables LLC, Series 2005-1A,
	Class A1, 0.357% (1 Month USD LIBOR + 23 bps),
	11/15/40 (144A)	121,577
1,500,000	A10 Bridge Asset Financing LLC, Series 2019-B, Class D,
	4.523%, 8/15/40 (144A)	1,480,871
500,000(a)	ABPCI Direct Lending Fund CLO X LP, Series 2020-10A,
	Class D, 5.746% (3 Month USD LIBOR + 550 bps),
	1/20/32 (144A)	506,867
1,500,000	ACC Trust, Series 2019-2, Class C, 5.24%,
	10/21/24 (144A)	1,551,312
255,733	Access Point Funding I LLC, Series 2017-A, Class B,
	3.97%, 4/15/29 (144A)	256,138
17,595(a)	ACE Securities Corp. Home Equity Loan Trust, Series
	2005-WF1, Class M2, 0.778% (1 Month USD LIBOR +
	66 bps), 5/25/35	18,537
250,000	Amur Equipment Finance Receivables V LLC, Series
	2018-1A, Class D, 3.98%, 4/22/24 (144A)	253,049
496,000	Amur Equipment Finance Receivables V LLC, Series
	2018-1A, Class E, 5.36%, 4/22/24 (144A)	503,171
500,000	Amur Equipment Finance Receivables VI LLC, Series
	2018-2A, Class D, 4.45%, 6/20/23 (144A)	508,598
400,000	Amur Equipment Finance Receivables VI LLC, Series
	2018-2A, Class E, 5.45%, 11/20/23 (144A)	403,123
500,000	Amur Equipment Finance Receivables VII LLC, Series
	2019-1A, Class E, 4.47%, 3/20/25 (144A)	502,317
1,500,000	Aqua Finance Trust, Series 2019-A, Class C, 4.01%,
	7/16/40 (144A)	1,580,144
500,000	Aqua Finance Trust, Series 2020-AA, Class C, 3.97%,
	7/17/46 (144A)	518,089
1,000,000	Arivo Acceptance Auto Loan Receivables Trust,
	Series 2019-1, Class B, 3.37%, 6/15/25 (144A)	1,029,490
1,000,000	Avid Automobile Receivables Trust, Series 2019-1,
	Class C, 3.14%, 7/15/26 (144A)	1,028,040
400,000	BCC Funding XVII LLC, Series 2020-1, Class C, 2.5%,
	9/22/25 (144A)	401,681
1,274,337	BRE Grand Islander Timeshare Issuer LLC, Series 2019-A,
	Class B, 3.78%, 9/26/33 (144A)	1,323,794

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 19

Schedule of Investments | 2/28/21
(unaudited) (continued)
Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,000,000(a)	Brightwood Capital MM CLO Ltd., Series 2020-1A,
	Class D, 5.63% (3 Month USD LIBOR + 540 bps),
	12/15/28 (144A)	$ 1,012,290
1,021,943	BXG Receivables Note Trust, Series 2018-A, Class C,
	4.44%, 2/2/34 (144A)	1,057,504
460,582	BXG Receivables Note Trust, Series 2020-A, Class B,
	2.49%, 2/28/36 (144A)	464,643
2,500,000	Carnow Auto Receivables Trust, Series 2019-1A, Class C,
	3.36%, 6/17/24 (144A)	2,548,860
1,000,000	Carvana Auto Receivables Trust, Series 2019-4A,
	Class E, 4.7%, 10/15/26 (144A)	1,058,334
2,000,000	Carvana Auto Receivables Trust, Series 2020-N1A,
	Class D, 3.43%, 1/15/26 (144A)	2,089,418
248,554	Cazenovia Creek Funding II LLC, Series 2018-1A, Class B,
	3.984%, 7/15/30 (144A)	247,455
122,983(a)	CDC Mortgage Capital Trust, Series 2002-HE1, Class A,
	0.738% (1 Month USD LIBOR + 62 bps), 1/25/33	122,203
62,928(a)	Chase Funding Trust, Series 2003-3, Class 2A2, 0.658%
	(1 Month USD LIBOR + 54 bps), 4/25/33	61,365
70,151(b)	Chase Funding Trust, Series 2003-6, Class 1A7,
	4.971%, 11/25/34	73,777
1,750,000	CIG Auto Receivables Trust, Series 2019-1A, Class C,
	3.82%, 8/15/24 (144A)	1,795,631
400,000(b)	Colony American Finance, Ltd., Series 2016-1, Class D,
	5.972%, 6/15/48 (144A)	410,565
32,180	Commonbond Student Loan Trust, Series 2017-BGS,
	Class C, 4.44%, 9/25/42 (144A)	33,687
336,267	Conn’s Receivables Funding LLC, Series 2019-A, Class B,
	4.36%, 10/16/23 (144A)	337,905
168,134	Conn’s Receivables Funding LLC, Series 2019-A, Class C,
	5.29%, 10/16/23 (144A)	166,838
426,320	Conn’s Receivables Funding LLC, Series 2020-A, Class A,
	1.71%, 6/16/25 (144A)	427,520
65,626(a)	Conseco Finance Home Equity Loan Trust, Series
	2002-C, Class MV1, 1.607% (1 Month USD LIBOR +
	150 bps), 5/15/32	65,717
2,000,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class A, 3.83%, 8/15/26 (144A)	2,047,521
200,236(a)	Countrywide Asset-Backed Certificates, Series
	2004-SD3, Class A2, 1.218% (1 Month USD LIBOR +
	110 bps), 9/25/34 (144A)	198,055
519,000	Crossroads Asset Trust, Series 2021-A, Class D, 2.52%,
	1/20/26 (144A)	517,633
853,289	Diamond Resorts Owner Trust, Series 2019-1A, Class B,
	3.53%, 2/20/32 (144A)	876,860
284,430	Diamond Resorts Owner Trust, Series 2019-1A, Class D,
	5.25%, 2/20/32 (144A)	278,482

The accompanying notes are an integral part of these financial statements.
20 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
19,262(a)	DRB Prime Student Loan Trust, Series 2016-B,
	Class A1, 1.918% (1 Month USD LIBOR + 180 bps),
	6/25/40 (144A)	$ 19,418
73,139(a)	Drug Royalty III LP 1, Series 2017-1A, Class A1, 2.741%
	(3 Month USD LIBOR + 250 bps), 4/15/27 (144A)	73,138
258,138	Drug Royalty III LP 1, Series 2017-1A, Class A2, 3.6%,
	4/15/27 (144A)	258,871
455,228	Drug Royalty III LP 1, Series 2018-1A, Class A2, 4.27%,
	10/15/31 (144A)	467,909
27,826(a)	Earnest Student Loan Program LLC, Series 2017-A,
	Class A1, 1.118% (1 Month USD LIBOR + 100 bps),
	1/25/41 (144A)	27,854
1,500,000(a)	Elevation CLO, Ltd., Series 2015-4A, Class CR, 2.423%
	(3 Month USD LIBOR + 220 bps), 4/18/27 (144A)	1,500,939
500,000	Elm Trust, Series 2020-3A, Class A2, 2.954%,
	8/20/29 (144A)	502,156
1,100,000	Exeter Automobile Receivables Trust, Series 2020-1A,
	Class C, 2.49%, 1/15/25 (144A)	1,125,962
1,500,000	Fair Square Issuance Trust, Series 2020-AA, Class C,
	5.4%, 9/20/24 (144A)	1,533,335
148,069	FCI Funding LLC, Series 2019-1A, Class B, 0.0%,
	2/18/31 (144A)	149,642
200,000(c)	Finance of America HECM Buyout, Series 2021-HB1,
	Class M3, 3.64%, 2/25/31 (144A)	199,999
500,000(a)	Fortress Credit Opportunities VI CLO, Ltd., Series
	2015-6A, Class A1TR, 1.585% (3 Month USD LIBOR +
	136 bps), 7/10/30 (144A)	496,310
1,100,000(a)	Fortress Credit Opportunities IX CLO, Ltd., Series
	2017-9A, Class A1T, 1.744% (3 Month USD LIBOR +
	155 bps), 11/15/29 (144A)	1,099,797
500,000	Four Seas LP, Series 2017-1A, Class A1, 4.95%,
	8/28/27 (144A)	490,438
1,000,000	Foursight Capital Automobile Receivables Trust, Series
	2019-1, Class D, 3.27%, 6/16/25 (144A)	1,038,768
113,225(a)	Freddie Mac Structured Pass-Through Certificates,
	Series T-20, Class A7, 0.268% (1 Month USD LIBOR +
	30 bps), 12/25/29	110,890
209,740	Freed ABS Trust, Series 2020-FP1, Class A, 2.52%,
	3/18/27 (144A)	211,491
28,175(a)	Fremont Home Loan Trust, Series 2005-E, Class 1A1,
	0.578% (1 Month USD LIBOR + 46 bps), 1/25/36	28,167
2,000,000	GLS Auto Receivables Issuer Trust, Series 2019-3A,
	Class C, 2.96%, 5/15/25 (144A)	2,056,584
134,849(c)	Gold Key Resorts LLC, Series 2014-A, Class C, 5.87%,
	3/17/31 (144A)	136,640
101,054(a)	GSAA Home Equity Trust, Series 2005-8, Class A3,
	0.978% (1 Month USD LIBOR + 86 bps), 6/25/35	102,797

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 21

Schedule of Investments | 2/28/21
(unaudited) (continued)
Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
484,433	Hercules Capital Funding Trust, Series 2018-1A, Class A,
	4.605%, 11/22/27 (144A)	$ 488,915
4,741	Hero Residual Funding, Series 2016-1R, Class A1, 4.5%,
	9/21/42 (144A)	4,744
400,000	Hertz Fleet Lease Funding LP, Series 2018-1, Class C,
	3.77%, 5/10/32 (144A)	401,850
220,632	HIN Timeshare Trust, Series 2020-A, Class D, 5.5%,
	10/9/39 (144A)	229,622
870,000	HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
	8/20/44 (144A)	835,896
500,000	HOA Funding LLC, Series 2015-1A, Class B, 9.0%,
	8/20/44 (144A)	468,560
2,950,000(a)	Home Partners of America Trust, Series 2018-1,
	Class E, 1.956% (1 Month USD LIBOR + 185 bps),
	7/17/37 (144A)	2,954,520
1,750,000	Horizon Funding LLC, Series 2019-1A, Class A1, 4.21%,
	9/15/27 (144A)	1,750,000
41,332(a)	Interstar Millennium Trust, Series 2003-3G, Class A2,
	0.751% (3 Month USD LIBOR + 50 bps), 9/27/35	40,207
1,797,363(a)	Invitation Homes Trust, Series 2017-SFR2, Class D,
	1.906% (1 Month USD LIBOR + 180 bps),
	12/17/36 (144A)	1,798,190
1,072,810(a)	Invitation Homes Trust, Series 2018-SFR3, Class E,
	2.106% (1 Month USD LIBOR + 200 bps),
	7/17/37 (144A)	1,074,993
1,129,605(a)	Invitation Homes Trust, Series 2018-SFR4, Class E,
	2.056% (1 Month USD LIBOR + 195 bps),
	1/17/38 (144A)	1,129,604
1,500,000	Jamestown CLO V, Ltd., Series 2014-5A, Class B2R,
	3.84%, 1/17/27 (144A)	1,505,034
126,376	Kabbage Funding LLC, Series 2019-1, Class C, 4.611%,
	3/15/24 (144A)	126,402
536,949	Lendingpoint Asset Securitization Trust, Series 2019-1,
	Class B, 3.613%, 8/15/25 (144A)	537,917
1,500,000	LL ABS Trust, Series 2019-1A, Class B, 3.52%,
	3/15/27 (144A)	1,508,072
300,000(a)	Madison Park Funding XV, Ltd., Series 2014-15A,
	Class A2R, 1.713% (3 Month USD LIBOR + 150 bps),
	1/27/26 (144A)	300,244
1,000,000	Marlette Funding Trust, Series 2019-1A, Class C, 4.42%,
	4/16/29 (144A)	1,036,086
1,150,000	Marlette Funding Trust, Series 2019-2A, Class C, 4.11%,
	7/16/29 (144A)	1,178,999
1,103,954	Mosaic Solar Loan Trust, Series 2019-2A, Class C, 4.35%,
	9/20/40 (144A)	1,098,845
422,991	Mosaic Solar Loan Trust, Series 2019-2A, Class D, 6.18%,
	9/20/40 (144A)	407,211

The accompanying notes are an integral part of these financial statements.
22 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
214,993	MVW LLC, Series 2020-1A, Class C, 4.21%,
	10/20/37 (144A)	$ 225,945
652,000(c)	Nationstar HECM Loan Trust, Series 2019-1A, Class M1,
	2.664%, 6/25/29 (144A)	654,860
1,000,000(c)	Nationstar HECM Loan Trust, Series 2019-1A, Class M3,
	3.276%, 6/25/29 (144A)	1,002,716
11,089(c)	New Century Home Equity Loan Trust, Series 2004-A,
	Class AII9, 5.47%, 8/25/34	11,765
293,171(a)	Newtek Small Business Loan Trust, Series 2017-1,
	Class B, 3.118% (1 Month USD LIBOR + 300 bps),
	2/25/43 (144A)	267,331
1,500,000	NMEF Funding LLC, Series 2019-A, Class B, 3.06%,
	8/17/26 (144A)	1,523,693
1,000,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	1,024,405
249,761(a)	NovaStar Mortgage Funding Trust, Series 2003-1,
	Class A2, 0.898% (1 Month USD LIBOR +
	78 bps), 5/25/33	248,288
560,000(a)	NovaStar Mortgage Funding Trust, Series 2004-3,
	Class M4, 1.693% (1 Month USD LIBOR +
	158 bps), 12/25/34	560,953
446,005	Oasis LLC, Series 2020-1A, Class A, 3.82%,
	1/15/32 (144A)	448,788
636,363	Oasis LLC, Series 2020-2A, Class A, 4.262%,
	5/15/32 (144A)	643,188
500,000	Oasis Securitization Funding LLC, Series 2021-1A,
	Class A, 2.579%, 2/15/33 (144A)	500,000
857,639	Orange Lake Timeshare Trust, Series 2019-A, Class A,
	3.06%, 4/9/38 (144A)	893,503
1,000,586	Orange Lake Timeshare Trust, Series 2019-A, Class D,
	4.93%, 4/9/38 (144A)	1,012,919
1,500,000(a)	Owl Rock CLO II, Ltd., Series 2019-2A, Class A1L, 1.974%
	(3 Month USD LIBOR + 175 bps), 1/20/31 (144A)	1,500,000
1,700,000	Oxford Finance Funding LLC, Series 2019-1A, Class B,
	5.438%, 2/15/27 (144A)	1,748,264
500,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class B, 2.082% (3 Month USD LIBOR + 190 bps),
	2/20/28 (144A)	500,355
725,925	PEAR LLC, Series 2020-1, Class A, 3.75%,
	12/15/32 (144A)	725,999
1,500,000	Perimeter Master Note Business Trust, Series 2019-2A,
	Class B, 5.21%, 5/15/24 (144A)	1,552,908
1,000,000	PG Receivables Finance, Series 2020-1, Class A1,
	3.968%, 7/20/25 (144A)	1,003,398
1,000,000	PG Receivables Finance, Series 2020-1, Class B, 4.705%,
	7/20/25 (144A)	1,003,398

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 23

Schedule of Investments | 2/28/21
(unaudited) (continued)
Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,250,000(a)	PNMAC GMSR Issuer Trust, Series 2018-GT2, Class A,
	2.768% (1 Month USD LIBOR + 265 bps),
	8/25/25 (144A)	$ 2,238,776
300,000	Progress Residential Trust, Series 2017-SFR1, Class B,
	3.017%, 8/17/34 (144A)	303,361
333,000	Progress Residential Trust, Series 2017-SFR1, Class D,
	3.565%, 8/17/34 (144A)	336,649
2,250,000	Progress Residential Trust, Series 2017-SFR1, Class E,
	4.261%, 8/17/34 (144A)	2,280,395
2,175,000	Progress Residential Trust, Series 2018-SFR1, Class E,
	4.38%, 3/17/35 (144A)	2,178,002
1,793,000	Progress Residential Trust, Series 2018-SFR2, Class E,
	4.656%, 8/17/35 (144A)	1,813,181
2,600,000	Progress Residential Trust, Series 2018-SFR3, Class E,
	4.873%, 10/17/35 (144A)	2,653,067
761,310(a)	ReadyCap Lending Small Business Loan Trust, Series
	2019-2, Class A, 2.75% (PRIME + -50 bps),
	12/27/44 (144A)	726,108
1,500,000	Republic Finance Issuance Trust, Series 2019-A, Class B,
	3.93%, 11/22/27 (144A)	1,516,557
152,825	SCF Equipment Leasing LLC, Series 2019-1A, Class A2,
	3.23%, 10/20/24 (144A)	153,340
727,873	SCF Equipment Leasing LLC, Series 2019-1A, Class E,
	5.49%, 4/20/30 (144A)	713,247
1,500,000	Small Business Lending Trust, Series 2019-A, Class B,
	3.42%, 7/15/26 (144A)	1,489,186
400,000	Small Business Lending Trust, Series 2019-A, Class C,
	4.31%, 7/15/26 (144A)	394,921
850,000	Small Business Lending Trust, Series 2020-A, Class C,
	5.01%, 12/15/26 (144A)	787,801
23,346(a)	Sofi Professional Loan Program LLC, Series 2016-C,
	Class A1, 1.218% (1 Month USD LIBOR + 110 bps),
	10/27/36 (144A)	23,476
2,000,000(a)	Sound Point CLO V-R, Ltd., Series 2014-1RA, Class B,
	1.973% (3 Month USD LIBOR + 175 bps),
	7/18/31 (144A)	1,997,746
567(b)	Structured Asset Securities Corp. Mortgage Loan Trust,
	Series 2005-2XS, Class 1A5B, 5.15%, 2/25/35	573
57,594	Structured Receivables Finance LLC, Series 2010-B,
	Class A, 3.73%, 8/15/36 (144A)	60,297
52,479	Tax Ease Funding LLC, Series 2016-1A, Class A, 3.131%,
	6/15/28 (144A)	52,607
400,000	Tidewater Auto Receivables Trust, Series 2018-AA,
	Class D, 4.3%, 11/15/24 (144A)	407,692
1,400,000	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class D, 2.31%, 3/15/27 (144A)	1,425,446
1,250,000	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class E, 3.35%, 7/17/28 (144A)	1,272,084

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
139,111	TLF National Tax Lien Trust, Series 2017-1A, Class B,
	3.84%, 12/15/29 (144A)	$ 140,260
5,611(c)	Towd Point Mortgage Trust, Series 2015-3, Class A1B,
	3.0%, 3/25/54 (144A)	5,615
276,431(c)	Towd Point Mortgage Trust, Series 2018-SJ1, Class A1,
	4.0%, 10/25/58 (144A)	276,823
390,334(c)	Towd Point Mortgage Trust, Series 2018-SJ1, Class XA,
	5.0%, 10/25/58 (144A)	400,632
433,153	Towd Point Mortgage Trust, Series 2019-HY3, Class XA,
	4.5%, 10/25/59 (144A)	429,705
998,635(c)	Towd Point Mortgage Trust, Series 2019-SJ3, Class XA,
	4.5%, 11/25/59 (144A)	1,001,132
1,250,000	Trafigura Securitisation Finance Plc, Series 2018-1A,
	Class B, 4.29%, 3/15/22 (144A)	1,251,725
1,600,000(a)	TRTX Issuer, Ltd., Series 2019-FL3, Class C, 2.208%
	(1 Month USD LIBOR + 210 bps), 10/15/34 (144A)	1,592,996
637,858	TVEST LLC, Series 2020-A, Class A, 4.5%, 7/15/32 (144A)	644,827
600,000	United Auto Credit Securitization Trust, Series 2018-2,
	Class F, 6.82%, 6/10/25 (144A)	603,830
500,000	United Auto Credit Securitization Trust, Series 2020-1,
	Class D, 2.88%, 2/10/25 (144A)	512,833
1,500,000	Upstart Securitization Trust, Series 2020-1, Class C,
	4.899%, 4/22/30 (144A)	1,540,459
1,478,040	Veros Automobile Receivables Trust, Series 2018-1,
	Class C, 4.65%, 2/15/24 (144A)	1,493,703
2,000,000	Veros Automobile Receivables Trust, Series 2020-1,
	Class B, 2.19%, 6/16/25 (144A)	2,020,899
40,567	Welk Resorts LLC, Series 2013-AA, Class A, 3.1%,
	3/15/29 (144A)	40,628
1,552,753	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%,
	6/15/38 (144A)	1,597,275
845,361	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	893,284
2,500,000	Westlake Automobile Receivables Trust, Series 2018-3A,
	Class D, 4.0%, 10/16/23 (144A)	2,563,590
1,000,000	Westlake Automobile Receivables Trust, Series 2019-2A,
	Class E, 4.02%, 4/15/25 (144A)	1,047,908
1,500,000	Westlake Automobile Receivables Trust, Series 2019-3A,
	Class E, 3.59%, 3/17/25 (144A)	1,553,821
69,243	WRG Debt Funding II LLC, Series 2017-1, Class A,
	4.458%, 3/15/26 (144A)	68,628
	TOTAL ASSET BACKED SECURITIES
	(Cost $116,594,637)	$118,291,750

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 25

Schedule of Investments | 2/28/21
(unaudited) (continued)
Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	18.8% of Net Assets
600,000(c)	Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1,
	4.5%, 11/25/48 (144A)	$ 625,253
21,153(c)	Bear Stearns Mortgage Securities, Inc., Series 1997-6,
	Class 3B1, 2.818%, 6/25/30	21,730
1,233,769(a)	Bellemeade Re, Ltd., Series 2017-1, Class M2, 3.468%
	(1 Month USD LIBOR + 335 bps), 10/25/27 (144A)	1,256,245
750,462(a)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 1.718%
	(1 Month USD LIBOR + 160 bps), 4/25/28 (144A)	750,687
1,255,159(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 1.968%
	(1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	1,262,016
800,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 1.868%
	(1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	802,273
1,000,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 2.818%
	(1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	1,004,987
2,000,000(a)	Bellemeade Re, Ltd., Series 2019-3A, Class B1, 2.618%
	(1 Month USD LIBOR + 250 bps), 7/25/29 (144A)	2,027,861
750,000(a)	Bellemeade Re, Ltd., Series 2020-2A, Class M1B, 3.318%
	(1 Month USD LIBOR + 320 bps), 8/26/30 (144A)	759,011
1,500,000(a)	Bellemeade Re, Ltd., Series 2020-2A, Class M1C, 4.118%
	(1 Month USD LIBOR + 400 bps), 8/26/30 (144A)	1,541,399
450,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1B, 2.968%
	(1 Month USD LIBOR + 285 bps), 10/25/30 (144A)	453,951
610,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C, 3.818%
	(1 Month USD LIBOR + 370 bps), 10/25/30 (144A)	620,570
630,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 4.968%
	(1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	649,724
410,000(a)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 3.718%
	(1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	410,512
810,388(c)	BRAVO Residential Funding Trust, Series 2020-NQM1,
	Class A3, 2.406%, 5/25/60 (144A)	819,941
900,000(c)	BRAVO Residential Funding Trust, Series 2020-NQM1,
	Class B1, 5.086%, 5/25/60 (144A)	935,724
2,464,144(c)	Cascade Funding Mortgage Trust, Series 2018-RM2,
	Class D, 4.0%, 10/25/68 (144A)	2,471,068
124,855	Cendant Mortgage Corp., Series 2002-2, Class A6, 6.25%,
	3/25/32 (144A)	124,855
500,000(c)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%,
	2/25/31 (144A)	499,999
5,319	Citicorp Mortgage Securities REMIC Pass-Through
	Certificates Trust, Series 2005-4, Class 2A1, 5.0%,
	7/25/20	5,436
6,296	Citigroup Mortgage Loan Trust, Inc., Series 2003-UP3,
	Class A1, 7.0%, 9/25/33	6,298
1,907,021(a)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class M2, 2.28% (1 Month USD LIBOR + 215 bps),
	11/25/39 (144A)	1,893,882

The accompanying notes are an integral part of these financial statements.
26 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
1,530,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 1M2, 3.768% (1 Month USD LIBOR + 365 bps),
	2/25/40 (144A)	$ 1,571,808
2,130,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 2M2, 3.768% (1 Month USD LIBOR + 365 bps),
	2/25/40 (144A)	2,196,926
124,966	Credit Suisse First Boston Mortgage Securities Corp.,
	Series 2002-10, Class 2A1, 7.5%, 5/25/32	131,292
2,328	CSFB Mortgage-Backed Trust, Series 2004-7, Class 6A1,
	5.25%, 10/25/19	2,443
1,000,000(c)	Deephaven Residential Mortgage Trust, Series 2019-3A,
	Class B1, 4.258%, 7/25/59 (144A)	999,408
750,889(a)	Eagle Re, Ltd., Series 2018-1, Class M1, 1.818% (1 Month
	USD LIBOR + 170 bps), 11/25/28 (144A)	754,453
1,064,770(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.918%
	(1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	1,066,090
270,000(a)	Eagle Re, Ltd., Series 2020-2, Class M1C, 4.618%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	276,784
941,000(a)	Eagle Re, Ltd., Series 2020-2, Class M2, 5.718% (1 Month
	USD LIBOR + 560 bps), 10/25/30 (144A)	978,398
1,000,000(c)	Ellington Financial Mortgage Trust, Series 2020-1,
	Class A3, 3.999%, 5/25/65 (144A)	1,042,127
272,698(c)	Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
	3.706%, 7/25/43	286,829
59,027(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2315, Class FW, 0.662% (1 Month USD LIBOR +
	55 bps), 4/15/27	59,281
163,622(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2334, Class FA, 0.612% (1 Month USD LIBOR +
	50 bps), 7/15/31	164,453
57,611(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2391, Class FJ, 0.612% (1 Month USD LIBOR +
	50 bps), 4/15/28	57,830
47,518(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2439, Class F, 1.112% (1 Month USD LIBOR +
	100 bps), 3/15/32	48,574
77,840(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2470, Class AF, 1.112% (1 Month USD LIBOR +
	100 bps), 3/15/32	79,556
68,223(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2489, Class FA, 1.112% (1 Month USD LIBOR +
	100 bps), 2/15/32	69,746
104,656(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2498, Class FL, 0.682% (1 Month USD LIBOR +
	57 bps), 3/15/32	105,488
42,943(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2916, Class NF, 0.362% (1 Month USD LIBOR +
	25 bps), 1/15/35	43,010

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 27

Schedule of Investments | 2/28/21
(unaudited) (continued)
Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
20,479(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3042, Class PF, 0.362% (1 Month USD LIBOR +
	25 bps), 8/15/35	$ 20,515
13,109(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3102, Class FG, 0.412% (1 Month USD LIBOR +
	30 bps), 1/15/36	13,148
59,775(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3117, Class FE, 0.412% (1 Month USD LIBOR +
	30 bps), 2/15/36	59,951
33,779(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3173, Class FC, 0.532% (1 Month USD LIBOR +
	42 bps), 6/15/36	34,009
58,885(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3181, Class HF, 0.612% (1 Month USD LIBOR +
	50 bps), 7/15/36	59,590
20,712(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3235, Class FX, 0.432% (1 Month USD LIBOR +
	32 bps), 11/15/36	20,882
52,601(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3239, Class EF, 0.462% (1 Month USD LIBOR +
	35 bps), 11/15/36	52,919
24,980(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3239, Class FB, 0.462% (1 Month USD LIBOR +
	35 bps), 11/15/36	25,130
84,474(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3373, Class FB, 0.692% (1 Month USD LIBOR +
	58 bps), 10/15/37	85,770
119,327(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3386, Class FB, 0.487% (1 Month USD LIBOR +
	38 bps), 11/15/37	120,147
17,765	Federal Home Loan Mortgage Corp. REMICS, Series
	3416, Class BJ, 4.0%, 2/15/23	18,041
69,577(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3610, Class FA, 0.812% (1 Month USD LIBOR +
	70 bps), 12/15/39	70,683
28,010(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3745, Class FB, 0.362% (1 Month USD LIBOR +
	25 bps), 8/15/25	27,963
4,087(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3767, Class JF, 0.412% (1 Month USD LIBOR +
	30 bps), 2/15/39	4,090
15,436(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3784, Class F, 0.512% (1 Month USD LIBOR +
	40 bps), 7/15/23	15,401
72,703(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3807, Class FM, 0.612% (1 Month USD LIBOR +
	50 bps), 2/15/41	71,336

The accompanying notes are an integral part of these financial statements.
28 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
100,258(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3850, Class FC, 0.532% (1 Month USD LIBOR +
	42 bps), 4/15/41	$ 101,000
22,165(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3868, Class FA, 0.512% (1 Month USD LIBOR +
	40 bps), 5/15/41	22,352
18,739(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3914, Class LF, 0.312% (1 Month USD LIBOR +
	20 bps), 8/15/26	18,665
39,815(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3970, Class GF, 0.412% (1 Month USD LIBOR +
	30 bps), 9/15/26	39,788
44,888(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	4002, Class YF, 0.662% (1 Month USD LIBOR +
	55 bps), 2/15/42	45,430
101,896	Federal Home Loan Mortgage Corp. REMICS, Series
	4366, Class VA, 3.0%, 12/15/25	105,133
33,155(a)	Federal Home Loan Mortgage Corp. Strips, Series 237,
	Class F14, 0.512% (1 Month USD LIBOR +
	40 bps), 5/15/36	33,107
72,995(a)	Federal Home Loan Mortgage Corp. Strips, Series 239,
	Class F30, 0.412% (1 Month USD LIBOR +
	30 bps), 8/15/36	72,538
28,788(a)	Federal Home Loan Mortgage Corp. Strips, Series 244,
	Class F22, 0.462% (1 Month USD LIBOR +
	35 bps), 12/15/36	28,828
1,590,000(a)	Federal National Mortgage Association, Connecticut
	Avenue Securities, Series 2017-C05, Class 1M2B, 2.318%
	(1 Month USD LIBOR + 220 bps), 1/25/30	1,606,548
142,971(a)	Federal National Mortgage Association, Connecticut
	Avenue Securities, Series 2017-C07, Class 1M2A,
	2.518% (1 Month USD LIBOR + 240 bps), 5/25/30	143,241
6,537(a)	Federal National Mortgage Association REMICS, Series
	1992-162, Class FB, 0.9% (5 Year CMT Index +
	-5 bps), 9/25/22	6,516
25,328(a)	Federal National Mortgage Association REMICS, Series
	1994-40, Class FC, 0.618% (1 Month USD LIBOR +
	50 bps), 3/25/24	25,566
27,083	Federal National Mortgage Association REMICS, Series
	1999-25, Class Z, 6.0%, 6/25/29	30,849
32,589(a)	Federal National Mortgage Association REMICS, Series
	2001-72, Class FB, 1.018% (1 Month USD LIBOR +
	90 bps), 12/25/31	33,185
18,004(a)	Federal National Mortgage Association REMICS, Series
	2001-81, Class FL, 0.758% (1 Month USD LIBOR +
	65 bps), 1/18/32	18,158
91,064(a)	Federal National Mortgage Association REMICS, Series
	2002-77, Class WF, 0.508% (1 Month USD LIBOR +
	40 bps), 12/18/32	91,278

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 29

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
23,875(a)	Federal National Mortgage Association REMICS, Series
	2002-93, Class FH, 0.618% (1 Month USD LIBOR +
	50 bps), 1/25/33	$ 24,156
51,033(a)	Federal National Mortgage Association REMICS, Series
	2003-8, Class FJ, 0.468% (1 Month USD LIBOR +
	35 bps), 2/25/33	51,055
30,768(a)	Federal National Mortgage Association REMICS, Series
	2003-42, Class JF, 0.618% (1 Month USD LIBOR +
	50 bps), 5/25/33	30,954
72,832(a)	Federal National Mortgage Association REMICS, Series
	2003-63, Class F1, 0.418% (1 Month USD LIBOR +
	30 bps), 11/25/27	72,786
44,361(a)	Federal National Mortgage Association REMICS, Series
	2004-28, Class PF, 0.518% (1 Month USD LIBOR +
	40 bps), 3/25/34	44,530
38,568(a)	Federal National Mortgage Association REMICS, Series
	2004-52, Class FW, 0.518% (1 Month USD LIBOR +
	40 bps), 7/25/34	38,835
51,186(a)	Federal National Mortgage Association REMICS, Series
	2005-83, Class KT, 0.418% (1 Month USD LIBOR +
	30 bps), 10/25/35	51,374
54,823(a)	Federal National Mortgage Association REMICS, Series
	2005-83, Class LF, 0.428% (1 Month USD LIBOR +
	31 bps), 2/25/35	54,968
31,579(a)	Federal National Mortgage Association REMICS, Series
	2006-33, Class FH, 0.468% (1 Month USD LIBOR +
	35 bps), 5/25/36	31,718
56,469(a)	Federal National Mortgage Association REMICS, Series
	2006-42, Class CF, 0.568% (1 Month USD LIBOR +
	45 bps), 6/25/36	57,003
42,217(a)	Federal National Mortgage Association REMICS, Series
	2006-81, Class FA, 0.468% (1 Month USD LIBOR +
	35 bps), 9/25/36	42,595
15,060(a)	Federal National Mortgage Association REMICS, Series
	2006-82, Class F, 0.688% (1 Month USD LIBOR +
	57 bps), 9/25/36	15,279
27,953(a)	Federal National Mortgage Association REMICS, Series
	2007-2, Class FT, 0.368% (1 Month USD LIBOR +
	25 bps), 2/25/37	28,115
58,180(a)	Federal National Mortgage Association REMICS, Series
	2007-7, Class FJ, 0.318% (1 Month USD LIBOR +
	20 bps), 2/25/37	58,157
57,466(a)	Federal National Mortgage Association REMICS, Series
	2007-9, Class FB, 0.468% (1 Month USD LIBOR +
	35 bps), 3/25/37	58,039
17,808(a)	Federal National Mortgage Association REMICS, Series
	2007-13, Class FA, 0.368% (1 Month USD LIBOR
	+ 25 bps), 3/25/37	17,815

The accompanying notes are an integral part of these financial statements.
30 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
25,965(a)	Federal National Mortgage Association REMICS, Series
	2007-14, Class F, 0.478% (1 Month USD LIBOR +
	36 bps), 3/25/37	$ 26,130
31,443(a)	Federal National Mortgage Association REMICS, Series
	2007-41, Class FA, 0.518% (1 Month USD LIBOR +
	40 bps), 5/25/37	31,650
69,220(a)	Federal National Mortgage Association REMICS, Series
	2007-50, Class FN, 0.358% (1 Month USD LIBOR +
	24 bps), 6/25/37	69,267
77,092(a)	Federal National Mortgage Association REMICS, Series
	2007-58, Class FV, 0.368% (1 Month USD LIBOR +
	25 bps), 6/25/37	77,248
81,391(a)	Federal National Mortgage Association REMICS, Series
	2007-86, Class FC, 0.688% (1 Month USD LIBOR +
	57 bps), 9/25/37	82,513
89,185(a)	Federal National Mortgage Association REMICS, Series
	2007-89, Class F, 0.698% (1 Month USD LIBOR +
	58 bps), 9/25/37	90,288
21,480(a)	Federal National Mortgage Association REMICS, Series
	2007-92, Class OF, 0.688% (1 Month USD LIBOR +
	57 bps), 9/25/37	21,769
13,044(a)	Federal National Mortgage Association REMICS, Series
	2007-110, Class FA, 0.738% (1 Month USD LIBOR +
	62 bps), 12/25/37	13,246
52,673(a)	Federal National Mortgage Association REMICS, Series
	2008-53, Class FM, 1.018% (1 Month USD LIBOR +
	90 bps), 7/25/38	53,921
46,529(a)	Federal National Mortgage Association REMICS, Series
	2008-88, Class FA, 1.338% (1 Month USD LIBOR +
	122 bps), 10/25/38	48,075
1,438	Federal National Mortgage Association REMICS, Series
	2010-13, Class WD, 4.25%, 3/25/25	1,452
2	Federal National Mortgage Association REMICS, Series
	2010-17, Class DE, 3.5%, 6/25/21	2
29,274	Federal National Mortgage Association REMICS, Series
	2010-54, Class LC, 3.0%, 4/25/40	29,961
29,078(a)	Federal National Mortgage Association REMICS, Series
	2011-19, Class FM, 0.668% (1 Month USD LIBOR +
	55 bps), 5/25/40	29,155
82,002	Federal National Mortgage Association REMICS, Series
	2012-67, Class HG, 1.5%, 4/25/27	82,739
285,024(a)	Federal National Mortgage Association Trust, Series
	2005-W3, Class 2AF, 0.338% (1 Month USD LIBOR +
	22 bps), 3/25/45	283,970
76,449(c)	Federal National Mortgage Association Trust, Series
	2005-W3, Class 3A, 3.557%, 4/25/45	83,358
73,095(c)	Federal National Mortgage Association Trust, Series
	2005-W4, Class 3A, 3.07%, 6/25/45	77,884

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 31

Schedule of Investments | 2/28/21
(unaudited) (continued)
Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
186,204(a)	Federal National Mortgage Association Whole Loan,
	Series 2007-W1, Class 1AF1, 0.378% (1 Month USD
	LIBOR + 26 bps), 11/25/46	$ 183,900
1,000,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2,
	Class M2, 3.218% (1 Month USD LIBOR + 310 bps),
	3/25/50 (144A)	1,008,145
2,194,433(a)	Freddie Mac STACR Trust, Series 2019-HRP1, Class M2,
	1.518% (1 Month USD LIBOR + 140 bps),
	2/25/49 (144A)	2,194,433
393,804(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-HRP1, Class M2D, 1.368% (1 Month USD
	LIBOR + 125 bps), 12/25/42	380,395
2,740,000(c)	FWD Securitization Trust, Series 2019-INV1, Class M1,
	3.48%, 6/25/49 (144A)	2,757,626
2,303,172(c)	FWD Securitization Trust, Series 2020-INV1, Class A2,
	2.34%, 1/25/50 (144A)	2,318,791
85,943(a)	Government National Mortgage Association, Series
	2005-3, Class FC, 0.357% (1 Month USD LIBOR +
	25 bps), 1/16/35	85,987
81,335(a)	Government National Mortgage Association, Series
	2005-16, Class FA, 0.361% (1 Month USD LIBOR +
	25 bps), 2/20/35	81,381
54,589(a)	Government National Mortgage Association, Series
	2008-9, Class FA, 0.611% (1 Month USD LIBOR +
	50 bps), 2/20/38	54,969
30,785	Government National Mortgage Association, Series
	2012-130, Class PA, 3.0%, 4/20/41	31,440
92,895(a)	Government National Mortgage Association, Series
	2013-51, Class JF, 0.411% (1 Month USD LIBOR +
	30 bps), 8/20/40	92,698
642,179(a)	Home Re, Ltd., Series 2018-1, Class M1, 1.718% (1 Month
	USD LIBOR + 160 bps), 10/25/28 (144A)	643,308
455,186(a)	Home Re, Ltd., Series 2019-1, Class M1, 1.768% (1 Month
	USD LIBOR + 165 bps), 5/25/29 (144A)	455,323
540,000(a)	Home Re, Ltd., Series 2020-1, Class M1B, 3.368% (1 Month
	USD LIBOR + 325 bps), 10/25/30 (144A)	551,385
460,000(a)	Home Re, Ltd., Series 2020-1, Class M1C, 4.268% (1 Month
	USD LIBOR + 415 bps), 10/25/30 (144A)	473,134
500,000(a)	Home Re, Ltd., Series 2020-1, Class M2, 5.368% (1 Month
	USD LIBOR + 525 bps), 10/25/30 (144A)	516,891
112,206(a)	HomeBanc Mortgage Trust, Series 2005-3, Class A1,
	0.598% (1 Month USD LIBOR + 48 bps), 7/25/35	112,614
2,500,000(c)	Homeward Opportunities Fund I Trust, Series 2019-3,
	Class M1, 3.518%, 11/25/59 (144A)	2,543,160
26,583(c)	IndyMac INDX Mortgage Loan Trust, Series 2004-AR6,
	Class 6A1, 2.906%, 10/25/34	26,225

The accompanying notes are an integral part of these financial statements.
32 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
483,732(c)	JP Morgan Mortgage Trust, Series 2017-4, Class A9, 3.5%,
	11/25/48 (144A)	$ 490,113
292,736(a)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class AM, 0.618% (1 Month USD LIBOR +
	50 bps), 5/25/33 (144A)	288,053
337,646(a)	La Hipotecaria Panamanian Mortgage Trust, Series
	2007-1GA, Class A, 4.5% (Panamanian Mortgage
	Reference Rate + -125 bps), 12/23/36 (144A)	349,463
672,071(a)	LSTAR Securities Investment, Ltd., Series 2019-3,
	Class A1, 1.623% (1 Month USD LIBOR + 150 bps),
	4/1/24 (144A)	667,977
2,344(c)	Merrill Lynch Mortgage Investors Trust, Series 2003-G,
	Class A3, 1.827%, 1/25/29	2,378
113,585(a)	Merrill Lynch Mortgage Investors Trust, Series 2003-H,
	Class A1, 0.758% (1 Month USD LIBOR +
	64 bps), 1/25/29	113,446
740,286(c)	New Residential Mortgage Loan Trust, Series 2019-NQM4,
	Class A1, 2.492%, 9/25/59 (144A)	753,939
433,762(a)	Oaktown Re II, Ltd., Series 2018-1A, Class M1, 1.668%
	(1 Month USD LIBOR + 155 bps), 7/25/28 (144A)	433,890
1,350,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class B1A, 3.618%
	(1 Month USD LIBOR + 350 bps), 7/25/29 (144A)	1,358,353
500,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class M1B, 2.068%
	(1 Month USD LIBOR + 195 bps), 7/25/29 (144A)	502,605
420,000(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 3.718%
	(1 Month USD LIBOR + 360 bps), 10/25/30 (144A)	426,027
460,000(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 5.368%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	468,881
450,000(c)	Oceanview Mortgage Loan Trust, Series 2020-1,
	Class A3, 3.285%, 5/28/50 (144A)	453,584
89,495(a)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.518%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	89,508
1,136,581(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.068%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	1,139,609
2,750,000(a)	Radnor Re, Ltd., Series 2019-2, Class M1B, 1.868%
	(1 Month USD LIBOR + 175 bps), 6/25/29 (144A)	2,748,352
1,500,000(a)	Radnor Re, Ltd., Series 2020-1, Class M1A, 1.068%
	(1 Month USD LIBOR + 95 bps), 2/25/30 (144A)	1,500,149
750,000(a)	Radnor Re, Ltd., Series 2020-2, Class M1B, 4.118%
	(1 Month USD LIBOR + 400 bps), 10/25/30 (144A)	759,226
270,000(a)	Radnor Re, Ltd., Series 2020-2, Class M1C, 4.718%
	(1 Month USD LIBOR + 460 bps), 10/25/30 (144A)	275,827
203	RALI Trust, Series 2003-QS14, Class A1, 5.0%, 7/25/18	183
373,899(a)	RESI Finance LP, Series 2003-CB1, Class B3, 1.571%
	(1 Month USD LIBOR + 145 bps), 6/10/35 (144A)	328,429
20,624(a)	Resimac Premier, Series 2017-1A, Class A1A, 1.066%
	(1 Month USD LIBOR + 95 bps), 9/11/48 (144A)	20,630

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 33

Schedule of Investments | 2/28/21
(unaudited) (continued)
Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
1,300,000(c)	RMF Buyout Issuance Trust, Series 2020-1, Class M2,
	2.623%, 2/25/30 (144A)	$ 1,293,374
1,901,300(c)	RMF Proprietary Issuance Trust, Series 2019-1, Class A,
	2.75%, 10/25/63 (144A)	1,899,043
2,406,217(c)	Silver Hill Trust, Series 2019-SBC1, Class A1, 3.102%,
	11/25/49 (144A)	2,498,636
1,182,770(c)	Spruce Hill Mortgage Loan Trust, Series 2020-SH1,
	Class A1, 2.521%, 1/28/50 (144A)	1,203,158
652,943(a)	STACR Trust, Series 2018-HRP1, Class M2, 1.768%
	(1 Month USD LIBOR + 165 bps), 4/25/43 (144A)	649,261
2,185,000(a)	STACR Trust, Series 2018-HRP2, Class M3, 2.518%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	2,202,820
5,042(a)	Structured Asset Mortgage Investments II Trust, Series
	2005-F1, Class FA, 0.63% (1 Month USD LIBOR +
	50 bps), 8/26/35	5,040
454,702(a)	Towd Point HE Trust, Series 2019-HE1, Class M1, 1.218%
	(1 Month USD LIBOR + 110 bps), 4/25/48 (144A)	453,223
520,000(a)	Traingle Re, Ltd., Series 2020-1, Class M1B, 4.018%
	(1 Month USD LIBOR + 390 bps), 10/25/30 (144A)	529,410
440,000(a)	Traingle Re, Ltd., Series 2020-1, Class M1C, 4.618%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	452,374
400,000(a)	Traingle Re, Ltd., Series 2020-1, Class M2, 5.718%
	(1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	412,904
620,000(a)	Traingle Re, Ltd., Series 2021-1, Class M1C, 3.507%
	(1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	620,079
780,000(a)	Traingle Re, Ltd., Series 2021-1, Class M2, 4.007% (1
	Month USD LIBOR + 390 bps), 8/25/33 (144A)	780,184
635,134(c)	Verus Securitization Trust, Series 2019-INV3, Class A1B,
	3.192%, 11/25/59 (144A)	652,982
1,500,000(c)	Verus Securitization Trust, Series 2019-INV3, Class M1,
	3.279%, 11/25/59 (144A)	1,553,768
2,000,000(c)	Visio Trust, Series 2019-2, Class M1, 3.26%,
	11/25/54 (144A)	1,957,589
614,759(c)	Vista Point Securitization Trust, Series 2020-2,
	Class A3, 2.496%, 4/25/65 (144A)	622,527
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $78,404,108)	$ 79,248,481
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	10.4% of Net Assets
1,500,000(a)	Austin Fairmont Hotel Trust, Series 2019-FAIR, Class E,
	2.362% (1 Month USD LIBOR + 225 bps),
	9/15/32 (144A)	$ 1,449,578
1,350,000(a)	BAMLL Commercial Mortgage Securities Trust, Series
	2019-RLJ, Class C, 1.712% (1 Month USD LIBOR +
	160 bps), 4/15/36 (144A)	1,322,784

The accompanying notes are an integral part of these financial statements.
34 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
718,937(b)(d)	Bayview Commercial Asset Trust, Series 2007-2A,
	Class IO, 0.0%, 7/25/37 (144A)	$ —
120,000(a)	BFLD Trust, Series 2020-OBRK, Class A, 2.162% (1 Month
	USD LIBOR + 205 bps), 11/15/28 (144A)	121,199
1,050,000(a)	BHP Trust, Series 2019-BXHP, Class D, 1.883% (1 Month
	USD LIBOR + 177 bps), 8/15/36 (144A)	1,049,343
478,449(a)	BTH-3 Mortgage-Backed Securities Trust, Series 2018-3,
	Class A, 2.623% (1 Month USD LIBOR +
	250 bps), 7/8/21	475,701
800,000(a)	BTH-13 Mortgage Backed Securities Trust, Series
	2018-13, Class A, 2.62% (1 Month USD LIBOR +
	250 bps), 8/18/21 (144A)	798,618
600,000(a)	BTH-16 Mortgage-Backed Securities Trust, Series
	2018-16, Class A, 2.623% (1 Month USD LIBOR +
	250 bps), 8/4/21 (144A)	603,326
675,000(a)	BTH-21 Mortgage-Backed Securities Trust, Series
	2018-21, Class A, 2.623% (1 Month USD LIBOR +
	250 bps), 10/7/21 (144A)	674,123
700,000(a)	BX Commercial Mortgage Trust, Series 2018-IND,
	Class E, 1.812% (1 Month USD LIBOR + 170 bps),
	11/15/35 (144A)	700,220
1,000,000(a)	BX Trust, Series 2019-ATL, Class B, 1.499% (1 Month
	USD LIBOR + 139 bps), 10/15/36 (144A)	993,759
133,105(a)	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2,
	Class A, 1.966% (1 Month USD LIBOR +
	185 bps), 11/15/31 (144A)	126,699
850,000(a)	CGMS Commercial Mortgage Trust, Series 2017-MDRC,
	Class C, 1.412% (1 Month USD LIBOR + 130 bps),
	7/15/30 (144A)	826,233
995,703(a)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class E, 2.462% (1 Month USD LIBOR + 235 bps),
	6/15/34 (144A)	882,093
1,175,000(a)	CLNY Trust, Series 2019-IKPR, Class E, 2.833% (1 Month
	USD LIBOR + 272 bps), 11/15/38 (144A)	1,108,941
250,000	COMM Mortgage Trust, Series 2012-CR4, Class AM,
	3.251%, 10/15/45	252,950
2,000,000(c)	COMM Mortgage Trust, Series 2020-CBM, Class E,
	3.633%, 2/10/37 (144A)	1,896,056
750,000(a)	Credit Suisse Commercial Mortgage Securities Corp.,
	Series 2019-SKLZ, Class B, 2.012% (1 Month USD
	LIBOR + 190 bps), 1/15/34 (144A)	740,676
4,666	Credit Suisse First Boston Mortgage Securities Corp.,
	Series 2005-C2, Class AMFX, 4.877%, 4/15/37	4,611
2,800,000(c)	Fontainebleau Miami Beach Trust, Series 2019-FBLU,
	Class D, 3.963%, 12/10/36 (144A)	2,887,866
269,245(a)	FREMF Mortgage Trust, Series 2014-KF05, Class B, 4.12%
	(1 Month USD LIBOR + 400 bps), 9/25/22 (144A)	269,697

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 35

Schedule of Investments | 2/28/21
(unaudited) (continued)
Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
51,553(a)	FREMF Mortgage Trust, Series 2014-KS02, Class B, 5.12%
	(1 Month USD LIBOR + 500 bps), 8/25/23 (144A)	$ 51,436
1,552,521(a)	FREMF Mortgage Trust, Series 2018-KF45, Class B, 2.07%
	(1 Month USD LIBOR + 195 bps), 3/25/25 (144A)	1,543,397
500,000(a)	GS Mortgage Securities Corp. Trust, Series 2017-STAY,
	Class B, 1.462% (1 Month USD LIBOR + 135 bps),
	7/15/32 (144A)	500,027
1,700,000(a)	GS Mortgage Securities Corp. Trust, Series 2018-HART,
	Class C, 1.812% (1 Month USD LIBOR + 170 bps),
	10/15/31 (144A)	1,687,191
1,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-70P,
	Class D, 1.862% (1 Month USD LIBOR + 175 bps),
	10/15/36 (144A)	983,746
600,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-SMP,
	Class D, 2.062% (1 Month USD LIBOR + 195 bps),
	8/15/32 (144A)	581,943
2,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class A, 1.212% (1 Month USD LIBOR + 110 bps),
	12/15/36 (144A)	1,954,062
1,250,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class E, 2.612% (1 Month USD LIBOR + 250 bps),
	12/15/36 (144A)	1,149,191
813,535(a)	HPLY Trust, Series 2019-HIT, Class C, 1.712% (1 Month
	USD LIBOR + 160 bps), 11/15/36 (144A)	809,968
375,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2017-FL11, Class B, 1.212% (1 Month USD
	LIBOR + 110 bps), 10/15/32 (144A)	363,117
750,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-PHH, Class B, 2.66% (1 Month USD LIBOR +
	116 bps), 6/15/35 (144A)	731,069
250,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2019-BKWD, Class E, 2.712% (1 Month USD
	LIBOR + 260 bps), 9/15/29 (144A)	247,798
900,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2019-MFP, Class E, 2.272% (1 Month USD
	LIBOR + 216 bps), 7/15/36 (144A)	888,718
320,270(c)	Morgan Stanley Capital I Trust, Series 2007-T25,
	Class AJ, 5.574%, 11/12/49	251,812
963,433(a)	Morgan Stanley Capital I Trust, Series 2018-BOP,
	Class C, 1.612% (1 Month USD LIBOR + 150 bps),
	8/15/33 (144A)	913,519
350,000(a)	Morgan Stanley Capital I Trust, Series 2019-BPR,
	Class B, 2.212% (1 Month USD LIBOR + 210 bps),
	5/15/36 (144A)	322,278
280,068(a)	Motel 6 Trust, Series 2017-MTL6, Class C, 1.512%
	(1 Month USD LIBOR + 140 bps), 8/15/34 (144A)	280,758

The accompanying notes are an integral part of these financial statements.
36 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
426,222(a)	Natixis Commercial Mortgage Securities Trust, Series
	2018-FL1, Class MCR1, 2.462% (1 Month USD
	LIBOR + 235 bps), 6/15/35 (144A)	$ 419,846
1,125,000(a)	Natixis Commercial Mortgage Securities Trust, Series
	2019-MILE, Class B, 1.912% (1 Month USD LIBOR +
	180 bps), 7/15/36 (144A)	1,121,298
68,579(a)	NCUA Guaranteed Notes Trust, Series 2011-C1, Class 2A,
	0.645% (1 Month USD LIBOR + 53 bps), 3/9/21	68,582
133,236(c)	Sutherland Commercial Mortgage Loans, Series
	2017-SBC6, Class A, 3.192%, 5/25/37 (144A)	132,563
405,040(a)	Tharaldson Hotel Portfolio Trust, Series 2018-THL,
	Class C, 1.623% (1 Month USD LIBOR + 150 bps),
	11/11/34 (144A)	403,049
1,162,000(c)	UBS-Barclays Commercial Mortgage Trust, Series
	2012-C3, Class C, 5.031%, 8/10/49 (144A)	1,217,192
1,228,401(c)	Velocity Commercial Capital Loan Trust, Series 2020-1,
	Class AFX, 2.61%, 2/25/50 (144A)	1,244,508
1,350,000(a)	VMC Finance LLC, Series 2018-FL2, Class B, 1.458%
	(1 Month USD LIBOR + 135 bps), 10/15/35 (144A)	1,343,303
251,339(c)	WaMu Commercial Mortgage Securities Trust, Series
	2006-SL1, Class C, 2.224%, 11/23/43 (144A)	251,139
1,400,000(a)	Wells Fargo Commercial Mortgage Trust, Series
	2017-SMP, Class C, 1.437% (1 Month USD LIBOR +
	133 bps), 12/15/34 (144A)	1,381,126
500,000(c)	WFRBS Commercial Mortgage Trust, Series 2014-C25,
	Class D, 3.803%, 11/15/47 (144A)	442,554
1,500,000(a)	XCAL Mortgage Trust, Series 2019-1, Class A, 4.4%
	(1 Month USD LIBOR + 225 bps), 11/6/21 (144A)	1,508,493
2,000,000(a)	XCALI Mortgage Trust, Series 2020-1, Class A, 4.05%
	(1 Month USD LIBOR + 240 bps), 1/22/23 (144A)	2,006,215
1,300,000(a)	XCALI Mortgage Trust, Series 2020-2, Class A, 4.05%
	(1 Month USD LIBOR + 200 bps), 2/7/23 (144A)	1,303,632
500,000(a)	XCALI Mortgage Trust, Series 2020-5, Class A, 4.25%
	(1 Month USD LIBOR + 325 bps), 10/15/23 (144A)	501,991
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $44,845,583)	$ 43,789,994
	CORPORATE BONDS — 29.8% of Net Assets
	Aerospace & Defense — 0.5%
450,000	Boeing Co., 1.95%, 2/1/24	$ 460,806
1,000,000	Boeing Co., 2.196%, 2/4/26	1,000,924
125,000	Boeing Co., 2.7%, 5/1/22	127,786
680,000	Boeing Co., 2.8%, 3/1/23	704,811
	Total Aerospace & Defense	$ 2,294,327

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 37

Schedule of Investments | 2/28/21
(unaudited) (continued)
Principal
Amount
USD ($)		Value
	Airlines — 0.2%
355,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.5%,
	10/20/25 (144A)	$ 378,481
330,000	United Airlines 2020-1 Class B Pass Through Trust,
	4.875%, 1/15/26	341,550
	Total Airlines	$ 720,031
	Auto Manufacturers — 2.5%
830,000	American Honda Finance Corp., 1.2%, 7/8/25	$ 834,551
1,070,000	BMW U.S. Capital LLC, 3.8%, 4/6/23 (144A)	1,142,112
1,200,000	Ford Motor Credit Co. LLC, 3.087%, 1/9/23	1,217,640
450,000	General Motors Co., 5.4%, 10/2/23	501,385
550,000	General Motors Financial Co., Inc., 1.7%, 8/18/23	562,131
1,425,000	General Motors Financial Co., Inc., 3.25%, 1/5/23	1,490,120
500,000	Nissan Motor Co., Ltd., 3.043%, 9/15/23 (144A)	525,546
2,475,000	Toyota Motor Credit Corp., 3.0%, 4/1/25	2,665,060
680,000	Volkswagen Group of America Finance LLC, 1.25%,
	11/24/25 (144A)	677,467
1,050,000	Volkswagen Group of America Finance LLC, 2.9%,
	5/13/22 (144A)	1,080,508
	Total Auto Manufacturers	$ 10,696,520
	Banks — 15.3%
2,145,000	Banco Santander Chile, 2.7%, 1/10/25 (144A)	$ 2,264,970
700,000(c)	Bank of America Corp., 0.81% (SOFRRATE +
	74 bps), 10/24/24	704,812
1,645,000(c)	Bank of America Corp., 0.981% (SOFRRATE +
	91 bps), 9/25/25	1,651,871
2,500,000	Bank of America Corp., 4.2%, 8/26/24	2,770,834
1,100,000(c)	BNP Paribas SA, 2.819% (3 Month USD LIBOR +
	111 bps), 11/19/25 (144A)	1,167,353
855,000	BPCE SA, 1.0%, 1/20/26 (144A)	844,087
1,215,000	BPCE SA, 4.5%, 3/15/25 (144A)	1,357,795
1,135,000	Canadian Imperial Bank of Commerce, 0.95%, 10/23/25	1,126,404
2,500,000(c)	Citigroup, Inc., 3.142% (3 Month USD LIBOR +
	72 bps), 1/24/23	2,560,568
650,000(c)(e)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	656,630
2,545,000	Cooperatieve Rabobank UA, 2.625%, 7/22/24 (144A)	2,700,407
2,250,000	Credit Suisse Group AG, 3.574%, 1/9/23 (144A)	2,308,807
510,000	Danske Bank AS, 1.226%, 6/22/24 (144A)	516,612
1,140,000(c)	Danske Bank AS, 3.001% (3 Month USD LIBOR +
	125 bps), 9/20/22 (144A)	1,154,131
2,594,000	Federation des Caisses Desjardins du Quebec, 2.05%,
	2/10/25 (144A)	2,685,432
1,715,000	Goldman Sachs Group, Inc., 3.625%, 2/20/24	1,857,113

The accompanying notes are an integral part of these financial statements.
38 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	Banks — (continued)
2,275,000(c)	JPMorgan Chase & Co., 2.301% (SOFRRATE +
	116 bps), 10/15/25	$ 2,391,955
1,510,000(c)(e)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	1,540,200
1,550,000(c)	Lloyds Banking Group Plc, 2.858% (3 Month USD LIBOR +
	125 bps), 3/17/23	1,587,686
3,500,000	Mitsubishi UFJ Financial Group, Inc., 3.407%, 3/7/24	3,777,150
1,285,000(c)	Mizuho Financial Group, Inc., 1.241% (3 Month USD
	LIBOR + 99 bps), 7/10/24	1,304,274
1,575,000(c)	Mizuho Financial Group, Inc., 2.721% (3 Month USD
	LIBOR + 84 bps), 7/16/23	1,624,282
2,040,000	Morgan Stanley, 4.0%, 7/23/25	2,290,199
1,125,000	NatWest Markets Plc, 2.375%, 5/21/23 (144A)	1,170,767
3,245,000	Nordea Bank Abp, 3.75%, 8/30/23 (144A)	3,507,055
1,170,000	Royal Bank of Canada, 1.15%, 6/10/25	1,174,235
2,270,000	Skandinaviska Enskilda Banken AB, 0.85%, 9/2/25 (144A)	2,237,516
1,160,000(c)	Standard Chartered Plc, 1.319% (1 Year CMT Index +
	117 bps), 10/14/23 (144A)	1,170,626
890,000(c)	Standard Chartered Plc, 1.456% (1 Year CMT Index +
	100 bps), 1/14/27 (144A)	878,288
2,100,000	Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/8/25	2,122,745
1,170,000	Toronto-Dominion Bank, 0.75%, 9/11/25	1,151,367
600,000(a)	UBS AG, 0.391% (SOFRRATE + 36 bps), 2/9/24 (144A)	601,548
3,720,000	UBS AG, 7.625%, 8/17/22	4,087,814
1,170,000(c)	UniCredit S.p.A., 2.569% (1 Year CMT Index +
	230 bps), 9/22/26 (144A)	1,178,562
3,895,000	Wells Fargo & Co., 3.55%, 9/29/25	4,292,542
	Total Banks	$ 64,416,637
	Beverages — 0.1%
610,000	Suntory Holdings, Ltd., 2.25%, 10/16/24 (144A)	$ 638,266
	Total Beverages	$ 638,266
	Diversified Financial Services — 1.7%
2,085,000	Ameriprise Financial, Inc., 3.0%, 4/2/25	$ 2,231,515
688,000(c)(e)	Charles Schwab Corp., 5.375% (5 Year CMT
	Index + 497 bps)	749,920
1,054,000	Nomura Holdings, Inc., 1.851%, 7/16/25	1,073,844
3,000,000	NTT Finance Corp., 1.162%, 4/3/26 (144A)	2,979,718
	Total Diversified Financial Services	$ 7,034,997
	Electric — 1.3%
1,000,000	AES Corp., 1.375%, 1/15/26 (144A)	$ 987,946
1,135,000	NRG Energy, Inc., 2.0%, 12/2/25 (144A)	1,140,711
930,000	NRG Energy, Inc., 3.75%, 6/15/24 (144A)	1,003,599
2,270,000	Vistra Operations Co. LLC, 3.55%, 7/15/24 (144A)	2,438,172
	Total Electric	$ 5,570,428

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 39

Schedule of Investments | 2/28/21
(unaudited) (continued)
Principal
Amount
USD ($)		Value
	Electronics — 0.6%
1,000,000	Flex, Ltd., 3.75%, 2/1/26	$ 1,090,988
1,205,000	Keysight Technologies, Inc., 4.55%, 10/30/24	1,354,775
	Total Electronics	$ 2,445,763
	Insurance — 1.9%
1(e)	Ambac Assurance Corp., 5.1% (144A)	$ 1
2(a)	Ambac LSNI LLC, 6.0% (3 Month USD LIBOR +
	500 bps), 2/12/23 (144A)	2
2,045,000	CNO Financial Group, Inc., 5.25%, 5/30/25	2,345,781
2,957,000	Pricoa Global Funding I, 0.8%, 9/1/25 (144A)	2,918,590
1,000,000	Principal Life Global Funding II, 1.25%, 6/23/25 (144A)	1,004,921
1,576,000	Protective Life Global Funding, 1.17%, 7/15/25 (144A)	1,573,746
	Total Insurance	$ 7,843,041
	Internet — 0.3%
1,115,000	Expedia Group, Inc., 4.5%, 8/15/24	$ 1,224,567
	Total Internet	$ 1,224,567
	Media — 0.5%
2,000,000	Walt Disney Co., 3.35%, 3/24/25	$ 2,180,371
	Total Media	$ 2,180,371
	Pharmaceuticals — 0.5%
2,175,000	AbbVie, Inc., 2.6%, 11/21/24	$ 2,309,502
	Total Pharmaceuticals	$ 2,309,502
	Pipelines — 2.0%
1,105,000	Enbridge, Inc., 2.5%, 1/15/25	$ 1,156,415
1,740,000	Energy Transfer Operating LP, 2.9%, 5/15/25	1,820,722
1,145,000	Midwest Connector Capital Co. LLC, 3.9%, 4/1/24 (144A)	1,172,855
1,500,000	MPLX LP, 4.875%, 12/1/24	1,693,687
1,000,000	Phillips 66 Partners LP, 2.45%, 12/15/24	1,046,780
1,390,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	1,579,863
	Total Pipelines	$ 8,470,322
	REITs — 0.5%
253,000	Essex Portfolio LP, 3.875%, 5/1/24	$ 274,723
1,737,000	Highwoods Realty LP, 3.625%, 1/15/23	1,808,026
	Total REITs	$ 2,082,749
	Retail — 0.5%
1,952,000	7-Eleven, Inc., 0.8%, 2/10/24 (144A)	$ 1,952,566
	Total Retail	$ 1,952,566

The accompanying notes are an integral part of these financial statements.
40 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
Semiconductors — 0.6%
1,730,000	Broadcom Corp./Broadcom Cayman Finance, Ltd.,
	3.125%, 1/15/25	$ 1,847,935
630,000	Broadcom Corp./Broadcom Cayman Finance, Ltd.,
	3.625%, 1/15/24	677,667
	Total Semiconductors	$ 2,525,602
Telecommunications — 0.4%
618,000	Juniper Networks, Inc., 1.2%, 12/10/25	$ 616,091
1,030,000	T-Mobile USA, Inc., 3.5%, 4/15/25 (144A)	1,113,667
	Total Telecommunications	$ 1,729,758
Trucking & Leasing — 0.4%
420,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 1.2%,
	11/15/25 (144A)	$ 415,797
1,300,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.0%,
	7/15/25 (144A)	1,445,829
	Total Trucking & Leasing	$ 1,861,626
TOTAL CORPORATE BONDS
	(Cost $123,103,744)	$125,997,073
INSURANCE-LINKED SECURITIES — 2.8% of
Net Assets#
Event Linked Bonds — 1.9%
Earthquakes – California — 0.1%
250,000(a)	Ursa Re, 5.785% (3 Month U.S. Treasury Bill +
	575 bps), 12/10/22 (144A)	$ 252,075
250,000(a)	Ursa Re II, 3.785% (3 Month U.S. Treasury Bill +
	375 bps), 12/7/23 (144A)	255,350
$ 507,425
Earthquakes – Mexico — 0.1%
250,000(a)	International Bank for Reconstruction & Development,
	3.64% (3 Month USD LIBOR + 350 bps), 3/13/24 (144A)	$ 252,100
Health – U.S. — 0.0%†
250,000(a)	Vitality Re X, 1.785% (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	$ 243,750
Multiperil – Florida — 0.1%
250,000(a)	Sanders Re II, Ltd., 5.535% (3 Month U.S. Treasury Bill +
	550 bps), 6/7/23 (144A)	$ 254,175
Multiperil – U.S. — 0.5%
125,000(a)	Caelus Re V, 0.535% (1 Month U.S. Treasury Bill +
	50 bps), 6/5/24 (144A)	$ 120,000
250,000(a)	Caelus Re V, 3.225% (3 Month U.S. Treasury Bill +
	319 bps), 6/7/21 (144A)	200,000
250,000(a)	Easton Re Pte, 4.035% (3 Month U.S. Treasury Bill +
	400 bps), 1/8/24 (144A)	251,550

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 41

Schedule of Investments | 2/28/21
(unaudited) (continued)
Principal
Amount
USD ($)		Value
Multiperil – U.S. — (continued)
250,000(a)	Four Lakes Re, 7.035% (3 Month U.S. Treasury Bill +
	700 bps), 1/5/24 (144A)	$ 250,325
500,000(a)	Kilimanjaro Re, 4.978% (3 Month USD LIBOR +
	494 bps), 5/6/22 (144A)	503,300
300,000(a)	Kilimanjaro II Re, 7.91% (6 Month USD LIBOR +
	791 bps), 4/21/22 (144A)	302,820
400,000(a)	Residential Reinsurance 2017, 3.305% (3 Month U.S.
	Treasury Bill + 327 bps), 6/6/21 (144A)	399,800
250,000(a)	Residential Reinsurance 2020, 6.273% (3 Month U.S.
	Treasury Bill + 625 bps), 12/6/24 (144A)	253,125
$ 2,280,920
Multiperil – U.S. & Canada — 0.2%
250,000(a)	Hypatia, Ltd., 6.785% (3 Month U.S. Treasury Bill +
	675 bps), 6/7/23 (144A)	$ 264,750
250,000(a)	Hypatia, Ltd., 9.785% (3 Month U.S. Treasury Bill +
	975 bps), 6/7/23 (144A)	266,000
250,000(a)	Mona Lisa Re, 8.035% (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	254,200
$ 784,950
Multiperil – U.S. Regional — 0.0%†
250,000(a)	Matterhorn Re, 5.035% (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	$ 244,125
Multiperil – Worldwide — 0.1%
250,000(a)	Northshore Re II, 5.785% (3 Month U.S. Treasury Bill +
	575 bps), 1/8/24 (144A)	$ 255,375
Pandemic – U.S. — 0.1%
250,000(a)	Vitality Re XI, 1.535% (3 Month U.S. Treasury Bill +
	150 bps), 1/9/24 (144A)	$ 240,000
250,000(a)	Vitality Re XI, 1.835% (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	235,000
$ 475,000
Windstorm – Florida — 0.1%
250,000(a)	Integrity Re, 4.05% (3 Month USD LIBOR +
	405 bps), 6/10/22 (144A)	$ 250,600
Windstorm – Japan — 0.1%
400,000(a)	Aozora Re, 2.0% (6 Month USD LIBOR + 200 bps),
	4/7/21 (144A)	$ 400,280
Windstorm – U.S. — 0.1%
250,000(a)	Bonanza Re, 4.785% (3 Month U.S. Treasury Bill +
	475 bps), 12/23/24 (144A)	$ 251,325
Windstorm – U.S. Regional — 0.4%
250,000	Matterhorn Re, 12/7/21 (144A)	$ 232,450
250,000(a)	Matterhorn Re, 4.44% (3 Month USD LIBOR +
	425 bps), 12/7/22 (144A)	250,875

The accompanying notes are an integral part of these financial statements.
42 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	Windstorm – U.S. Regional — (continued)
250,000(a)	Matterhorn Re, 5.69% (3 Month USD LIBOR +
	550 bps), 12/7/22 (144A)	$ 252,000
250,000(a)	Matterhorn Re, 6.285% (3 Month U.S. Treasury Bill +
	625 bps), 12/7/21 (144A)	252,100
250,000(a)	Matterhorn Re, 7.035% (3 Month U.S. Treasury Bill +
	700 bps), 12/7/21 (144A)	255,275
250,000(a)	Matterhorn Re, 7.535% (3 Month U.S. Treasury Bill +
	750 bps), 12/7/21 (144A)	251,425
250,000(a)	Matterhorn Re, 10.035% (3 Month U.S. Treasury Bill +
	1,000 bps), 12/7/21 (144A)	257,525
		$ 1,751,650
	Total Event Linked Bonds	$ 7,951,675
Face
Amount
USD ($)
	Collateralized Reinsurance — 0.2%
	Multiperil – Massachusetts — 0.1%
250,000+(f)(g)	Denning Re, 7/31/24	$ 249,592
	Multiperil – U.S. — 0.1%
250,000+(g)	Dingle Re 2019, 2/1/22	$ 5,131
250,000+(f)(g)	Port Royal Re 2019, 5/31/21	259,467
		$ 264,598
	Multiperil – Worldwide — 0.0%†
250,000+(f)(g)	Cypress Re 2017, 1/31/22	$ 25
14,000+(g)	Limestone Re 2016-1, 8/31/21	700
250,000+(f)(g)	Limestone Re 2020-1, 3/1/24	65,300
250,000+(f)(g)	Resilience Re, 5/1/21	25
350,000+(f)(g)	Resilience Re, 4/6/21	35
		$ 66,085
	Windstorm – Florida — 0.0%†
250,000+(f)(g)	Portrush Re 2017, 6/15/21	$ 159,525
	Windstorm – U.S. Regional — 0.0%†
250,000+(f)(g)	Oakmont Re 2017, 4/30/21	$ 7,350
	Total Collateralized Reinsurance	$ 747,150
	Reinsurance Sidecars — 0.7%
	Multiperil – U.S. — 0.0%†
250,000+(f)(g)	Carnoustie Re 2017, 11/30/21	$ 32,950
250,000+(f)(g)	Castle Stuart Re 2018, 12/1/21	7,812
250,000+(f)(h)	Harambee Re 2018, 12/31/21	4,625
250,000+(h)	Harambee Re 2019, 12/31/22	2,750
250,000+(f)(h)	Harambee Re 2020, 12/31/23	26,850
		$ 74,987

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 43

Schedule of Investments | 2/28/21
(unaudited) (continued)
Face
Amount
USD ($)		Value
	Multiperil – Worldwide — 0.7%
3,037+(h)	Alturas Re 2019-2, 3/10/22	$ 14,103
29,558+(h)	Alturas Re 2020-2, 3/10/23	37,060
216,442+(f)(h)	Alturas Re 2021-2, 12/31/24	212,784
300,000+(f)(g)	Bantry Re 2016, 3/31/21	24,180
250,000+(f)(g)	Bantry Re 2017, 3/31/22	14,610
300,000+(f)(g)	Berwick Re 2017-1, 2/1/22	9,930
601,682+(f)(g)	Berwick Re 2018-1, 12/31/21	57,811
429,864+(f)(g)	Berwick Re 2019-1, 12/31/22	51,369
250,000+(h)	Blue Lotus Re 2018, 12/31/21	3,600
22,275+(g)	Eden Re II, 3/22/22 (144A)	17,592
12,500+(g)	Eden Re II, 3/22/22 (144A)	10,188
2,500+(g)	Eden Re II, 3/22/23 (144A)	14,462
300,000+(f)(g)	Gleneagles Re 2016, 11/30/21	9,360
264,623+(f)(g)	Gullane Re 2018, 12/31/21	45,108
250,000+(f)(g)	Gullane Re 2021, 12/31/24	250,250
250,000+(f)(g)	Lion Rock Re 2020, 1/31/22	284,900
250,000+(f)(h)	Lorenz Re 2018, 7/1/21	3,450
128,615+(f)(h)	Lorenz Re 2019, 6/30/22	6,868
500,000+(f)	Merion Re 2021-2, 12/31/24	508,650
500,000+(g)	Pangaea Re 2016-2, 11/30/21	892
500,000+(f)(g)	Pangaea Re 2018-1, 12/31/21	10,527
250,000+(f)(g)	Pangaea Re 2018-3, 7/1/22	5,186
409,624+(f)(g)	Pangaea Re 2019-1, 2/1/23	8,535
183,828+(f)(g)	Pangaea Re 2019-3, 7/1/23	6,612
405,323+(g)	Pangaea Re 2020-1, 2/1/24	8,602
350,000+(f)(g)	Pangaea Re 2020-1, 12/31/24	350,875
150,000+(f)(g)	Sector Re V, Series 8, Class C, 12/1/23 (144A)	60,125
10,000+(f)(g)	Sector Re V, Series 9, Class D, 12/1/24 (144A)	23,747
300,000+(f)(g)	St. Andrews Re 2017-1, 2/1/22	20,340
347,597+(f)(g)	St. Andrews Re 2017-4, 6/1/21	34,204
257,836+(g)	Sussex Re 2020-1, 12/31/22	17,172
250,000+(f)(h)	Thopas Re 2018, 12/31/21	—
250,000+(f)(h)	Thopas Re 2019, 12/31/22	10,450
500,000+(h)	Thopas Re 2020, 12/31/23	1,650
250,000+(f)(h)	Thopas Re 2021, 12/31/24	248,425
450,000+(f)(g)	Versutus Re 2017, 11/30/21	6,255
250,000+(f)(g)	Versutus Re 2018, 12/31/21	700
220,637+(g)	Versutus Re 2019-A, 12/31/21	8,870
29,363+(g)	Versutus Re 2019-B, 12/31/21	1,180
500,000+(f)(h)	Viribus Re 2020, 12/31/23	6,250
449,040+(f)	Viribus Re 2021, 12/31/24	460,490
		$ 2,867,362
	Total Reinsurance Sidecars	$ 2,942,349
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $11,811,928)	$ 11,641,174

The accompanying notes are an integral part of these financial statements.
44 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 2.9% of Net Assets*(a)
Aerospace & Defense — 0.1%
246,250	MRO Holdings, Inc., Initial Term Loan, 3.438% (LIBOR +
	500 bps), 6/4/26	$ 233,938
	Total Aerospace & Defense	$ 233,938
Automobile — 0.2%
381,210	Navistar, Inc., Tranche B Term Loan, 3.62% (LIBOR +
	350 bps), 11/6/24	$ 382,163
310,753	TI Group Automotive Systems LLC, Initial U.S. Term
	Loan, 4.5% (LIBOR + 375 bps), 12/16/24	312,178
	Total Automobile	$ 694,341
Beverage, Food & Tobacco — 0.1%
263,750	Darling Ingredients, Inc. (fka Darling International, Inc.),
	Term B Loan, 2.12% (LIBOR + 200 bps), 12/18/24	$ 264,146
	Total Beverage, Food & Tobacco	$ 264,146
Broadcasting & Entertainment — 0.1%
351,504	Sinclair Television Group, Inc., Tranche B Term Loan,
	2.37% (LIBOR + 225 bps), 1/3/24	$ 350,625
	Total Broadcasting & Entertainment	$ 350,625
Buildings & Real Estate — 0.1%
318,671	WireCo WorldGroup, Inc. (WireCo WorldGroup
Finance LP), First Lien Initial Term Loan, 6.0% (LIBOR +
	500 bps), 9/29/23	$ 312,099
	Total Buildings & Real Estate	$ 312,099
Chemicals, Plastics & Rubber — 0.3%
192,478	Axalta Coating Systems Dutch Holding B BV (Axalta
Coating Systems U.S. Holdings, Inc.), Term B-3 Dollar
	Loan, 2.004% (LIBOR + 175 bps), 6/1/24	$ 192,513
492,500	Berry Global, Inc. (fka Berry Plastics Corp.), Term Loan Y,
	2.121% (LIBOR + 200 bps), 7/1/26	492,962
315,632	Element Solutions, Inc. (Macdermid, Inc.), Tranche B-1
	Term Loan, 2.115% (LIBOR + 200 bps), 1/31/26	315,764
337,587	Tronox Finance LLC, First Lien Initial Dollar Term Loan,
	2.656% (LIBOR + 300 bps), 9/23/24	338,177
	Total Chemicals, Plastics & Rubber	$ 1,339,416
Computers & Electronics — 0.0%†
91,370	ON Semiconductor Corp., 2019 New Replacement
	Term B-4 Loan, 2.115% (LIBOR + 200 bps), 9/19/26	$ 91,676
	Total Computers & Electronics	$ 91,676

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 45

Schedule of Investments | 2/28/21
(unaudited) (continued)
Principal
Amount
USD ($)		Value
Diversified & Conglomerate Manufacturing — 0.1%
296,471	Delos Finance S.a.r.l., New Term Loan, 2.004% (LIBOR +
	175 bps), 10/6/23	$ 296,842
	Total Diversified & Conglomerate Manufacturing	$ 296,842
Diversified & Conglomerate Service — 0.1%
267,201	Outfront Media Capital LLC (Outfront Media Capital
Corp.), Extended Term Loan, 1.861% (LIBOR +
	175 bps), 11/18/26	$ 266,422
	Total Diversified & Conglomerate Service	$ 266,422
Electric — 0.0%†
175,253	Dell International LLC (EMC Corp.), Refinancing Term
	B-2 Loan, 2.0% (LIBOR + 175 bps), 9/19/25	$ 175,992
	Total Electric	$ 175,992
Electronics — 0.1%
220,466	Scientific Games International, Inc., Initial Term B-5 Loan,
	4.156% (LIBOR + 275 bps), 8/14/24	$ 217,274
237,936	Verint Systems, Inc., Refinancing Term Loan, 2.123%
	(LIBOR + 200 bps), 6/28/24	238,828
	Total Electronics	$ 456,102
Healthcare — 0.2%
342,903	Gentiva Health Services, Inc., First Lien Term B Loan,
	2.875% (LIBOR + 275 bps), 7/2/25	$ 344,242
246,262	Phoenix Guarantor, Inc. (aka Brightspring), First Lien
Tranche B-1 Term Loan, 3.361% (LIBOR +
	325 bps), 3/5/26	245,708
250,000	Sotera Health Holdings LLC, Refinancing, First Lien
	Term Loan, 3.25% (LIBOR + 275 bps), 12/11/26	250,521
	Total Healthcare	$ 840,471
Healthcare & Pharmaceuticals — 0.1%
231,600	Endo Luxembourg Finance Co. I S.a.r.l., Initial Term
	Loan, 5.0% (LIBOR + 425 bps), 4/29/24	$ 231,238
	Total Healthcare & Pharmaceuticals	$ 231,238
Healthcare, Education & Childcare — 0.0%†
161,459	Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
International, Inc.), Initial Term Loan, 3.115%
	(LIBOR + 300 bps), 6/2/25	$ 161,905
	Total Healthcare, Education & Childcare	$ 161,905

The accompanying notes are an integral part of these financial statements.
46 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
Hotel, Gaming & Leisure — 0.2%
429,095	1011778 B.C. Unlimited Liability Co. (New Red Finance,
Inc.) (aka Burger King/Tim Hortons), Term B-4 Loan,
	1.865% (LIBOR + 175 bps), 11/19/26	$ 425,509
247,249	Hilton Worldwide Finance LLC, Refinanced Series B-2
	Term Loan, 1.868% (LIBOR + 175 bps), 6/22/26	246,940
	Total Hotel, Gaming & Leisure	$ 672,449
Leasing — 0.0%†
134,423	Fly Funding II S.a.r.l., Replacement Loan, 1.95% (LIBOR +
	175 bps), 8/11/25	$ 129,424
	Total Leasing	$ 129,424
Machinery — 0.1%
14,921	NN, Inc., Tranche B Term Loan, 6.5% (LIBOR +
	575 bps), 10/19/22	$ 14,916
243,051	Terex Corp., Incremental U.S. Term Loan, 2.75% (LIBOR +
	200 bps), 1/31/24	243,240
	Total Machinery	$ 258,156
Media — 0.1%
493,762	CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
September 2019 Initial Term Loan, 2.611% (LIBOR +
	250 bps), 4/15/27	$ 493,685
	Total Media	$ 493,685
Metals & Mining — 0.0%†
118,760	TMS International Corp. (aka Tube City IMS Corp.),
	Term B-2 Loan, 2.156% (LIBOR + 275 bps), 8/14/24	$ 118,909
	Total Metals & Mining	$ 118,909
Oil & Gas — 0.1%
441,000	Centurion Pipeline Co. LLC (fka Lotus Midstream LLC),
Initial Term Loan, 3.365% (LIBOR +
	325 bps), 9/29/25	$ 441,000
	Total Oil & Gas	$ 441,000
Printing & Publishing — 0.0%†
79,911	Red Ventures LLC (New Imagitas, Inc.), First Lien
	Term B-2 Loan, 2.615% (LIBOR + 250 bps), 11/8/24	$ 78,755
	Total Printing & Publishing	$ 78,755
Professional & Business Services — 0.4%
974,108	Elanco Animal Health, Inc., Term Loan (LIBOR +
	175 bps), 8/1/27	$ 973,651
445,466	Lamar Media Corp., Term B Loan, 1.624% (LIBOR +
	150 bps), 2/5/27	443,703

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 47

Schedule of Investments | 2/28/21
(unaudited) (continued)
Principal
Amount
USD ($)		Value
Professional & Business Services — (continued)
246,250	MYOB US Borrower LLC, First Lien Initial U.S. Term
	Loan, 4.115% (LIBOR + 400 bps), 5/6/26	$ 245,788
	Total Professional & Business Services	$ 1,663,142
Retail — 0.1%
379,062	CDW LLC (aka AP Exhaust Acq) (fka CDW Corp.),
	Term Loan, 1.87% (LIBOR + 175 bps), 10/13/26	$ 381,433
112,988	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	4.705% (LIBOR + 450 bps), 9/12/24	111,886
	Total Retail	$ 493,319
Securities & Trusts — 0.0%†
227,501	KSBR Holding Corp., Initial Term Loan, 3.365% (LIBOR +
	325 bps), 4/15/26	$ 227,928
	Total Securities & Trusts	$ 227,928
Telecommunications — 0.1%
207,375	Commscope, Inc., Initial Term Loan, 3.365% (LIBOR +
	325 bps), 4/6/26	$ 207,667
151,798	Level 3 Financing, Inc., Tranche B 2027 Term Loan,
	1.865% (LIBOR + 175 bps), 3/1/27	151,402
235,662	Virgin Media Bristol LLC, N Facility, 2.612% (LIBOR +
	250 bps), 1/31/28	235,353
	Total Telecommunications	$ 594,422
Utilities — 0.3%
438,658	APLP Holdings, Ltd. Partnership, Term Loan, 3.5%
	(LIBOR + 250 bps), 4/14/25	$ 439,526
364,798	Eastern Power LLC (Eastern Covert Midco LLC) (aka
TPF II LC LLC), Term Loan, 4.75% (LIBOR +
	375 bps), 10/2/25	346,298
485,376	Edgewater Generation LLC, Term Loan, 3.865%
	(LIBOR + 375 bps), 12/13/25	483,746
	Total Utilities	$ 1,269,570
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $12,145,995)	$ 12,155,972
U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
7.7% of Net Assets
3,000,000	Fannie Mae, 1.5%, 3/15/36 (TBA)	$ 3,028,125
2,000,000	Fannie Mae, 2.0%, 3/1/51 (TBA)	2,011,875
9,500,000	Fannie Mae, 2.0%, 4/1/51 (TBA)	9,535,810
268(a)	Fannie Mae, 2.252% (1 Year CMT Index +
	212 bps), 11/1/25	270
807(a)	Fannie Mae, 2.28% (1 Year CMT Index +
	216 bps), 10/1/29	809

The accompanying notes are an integral part of these financial statements.
48 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
13,342(a)	Fannie Mae, 2.57% (1 Year CMT Index +
	232 bps), 12/1/28	$ 13,322
12,297(a)	Fannie Mae, 2.763% (2 Month USD LIBOR +
	174 bps), 7/1/36	12,777
1,456(a)	Fannie Mae, 3.684% (1 Year CMT Index +
	221 bps), 4/1/29	1,459
189(a)	Fannie Mae, 3.687% (6 Month USD LIBOR +
	285 bps), 2/1/33	189
1,934(a)	Fannie Mae, 3.963% (1 Year CMT Index +
	246 bps), 4/1/28	1,930
30,199(a)	Fannie Mae, 4.066% (11th District Cost of Funds Index +
	193 bps), 12/1/36	31,767
11,596	Fannie Mae, 5.5%, 12/1/35	13,527
79,697	Fannie Mae, 5.5%, 8/1/37	93,017
12,807	Fannie Mae, 6.0%, 2/1/34	14,380
8,004	Fannie Mae, 6.0%, 4/1/38	9,538
94,596	Fannie Mae, 6.5%, 4/1/29	104,908
2,059	Fannie Mae, 6.5%, 7/1/32	2,352
9,531	Fannie Mae, 7.0%, 1/1/36	11,145
2,176(a)	Federal Home Loan Mortgage Corp., 2.383% (1 Year
	CMT Index + 225 bps), 11/1/31	2,303
11,060(a)	Federal Home Loan Mortgage Corp., 2.533% (2 Month
	USD LIBOR + 191 bps), 8/1/31	11,000
773(a)	Federal Home Loan Mortgage Corp., 2.574% (1 Year
	CMT Index + 236 bps), 1/1/28	773
4,435(a)	Federal Home Loan Mortgage Corp., 3.039% (6 Month
	USD LIBOR + 229 bps), 4/1/25	4,475
21,629	Federal Home Loan Mortgage Corp., 5.0%, 12/1/39	24,800
21,066	Government National Mortgage Association I,
	6.0%, 12/15/31	24,097
47,757	Government National Mortgage Association I,
	6.0%, 11/15/36	57,478
9,902	Government National Mortgage Association I,
	6.5%, 5/15/31	11,741
5,866	Government National Mortgage Association I,
	6.5%, 7/15/35	6,537
13,250	Government National Mortgage Association I,
	6.5%, 10/15/37	15,237
9,858	Government National Mortgage Association I,
	7.5%, 10/15/36	10,182
13,415,000(i)	U.S. Treasury Bills, 3/9/21	13,414,933

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 49

Schedule of Investments | 2/28/21
(unaudited) (continued)
Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
1,135,000	U.S. Treasury Note, 1.75%, 9/30/22	$ 1,163,730
3,000,000	U.S. Treasury Note, 2.0%, 11/30/22	3,096,563
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $32,956,492)	$ 32,731,049
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.4%
	(Cost $419,862,487)	$423,855,493
	OTHER ASSETS AND LIABILITIES — (0.4)%	$ (1,260,182)
	NET ASSETS — 100.0%	$422,595,311

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.
Strips	Separate trading of Registered interest and principal of securities.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2021, the value of these securities amounted to
$290,089,189, or 68.6% of net assets.
(TBA)	“To Be Announced” Securities.
†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (h) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at February 28, 2021.

+	Security that used significant unobservable inputs to determine its value.
(a)	Floating rate note. Coupon rate, reference index and spread shown at February 28, 2021.
(b)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at February 28, 2021.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at February 28, 2021.
The accompanying notes are an integral part of these financial statements.
50 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

(d)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Non-income producing security.
(g)	Issued as participation notes.
(h)	Issued as preference shares.
(i)	Security issued with a zero coupon. Income is recognized through accretion of discount.
#	Securities are restricted as to resale.

	Acquisition
Restricted Securities	date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 3,037	$ 14,103
Alturas Re 2020-2	1/1/2020	29,558	37,060
Alturas Re 2021-2	2/16/2021	216,442	212,784
Aozora Re	3/20/2017	400,000	400,280
Bantry Re 2016	2/6/2019	24,180	24,180
Bantry Re 2017	2/6/2019	14,616	14,610
Berwick Re 2017-1	1/5/2017	9,949	9,930
Berwick Re 2018-1	1/10/2018	99,216	57,811
Berwick Re 2019-1	12/31/2018	51,365	51,369
Blue Lotus Re 2018	12/20/2017	—	3,600
Bonanza Re	12/15/2020	250,000	251,325
Caelus Re V	5/4/2018	250,000	200,000
Caelus Re V	4/27/2017	125,000	120,000
Carnoustie Re 2017	1/5/2017	59,439	32,950
Castle Stuart Re 2018	12/20/2017	58,171	7,812
Cypress Re 2017	1/24/2017	840	25
Denning Re	11/9/2020	244,779	249,592
Dingle Re 2019	3/4/2019	—	5,131
Easton Re Pte	12/15/2020	250,000	251,550
Eden Re II	12/15/2017	747	10,188
Eden Re II	1/23/2018	515	17,592
Eden Re II	1/22/2019	293	14,462
Four Lakes Re	11/5/2020	250,000	250,325
Gleneagles Re 2016	1/14/2016	—	9,360
Gullane Re 2018	3/26/2018	27,310	45,108
Gullane Re 2021	2/16/2021	250,000	250,250
Harambee Re 2018	12/19/2017	16,457	4,625
Harambee Re 2019	12/20/2018	—	2,750
Harambee Re 2020	2/27/2020	10,216	26,850
Hypatia, Ltd.	7/10/2020	250,000	264,750
Hypatia, Ltd.	7/10/2020	250,000	266,000
Integrity Re	12/4/2019	249,048	250,600
International Bank for Reconstruction &
Development	2/28/2020	250,000	252,100
Kilimanjaro II Re	4/6/2017	300,000	302,820
Kilimanjaro Re	4/18/2018	498,573	503,300
Limestone Re 2016-1	12/15/2016	1,155	700
Limestone Re 2020-1	12/27/2019	37,495	65,300
Lion Rock Re 2020	12/30/2019	250,000	284,900
Lorenz Re 2018	8/21/2018	57,488	3,450
Lorenz Re 2019	7/10/2019	41,838	6,868

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 51

Schedule of Investments | 2/28/21
(unaudited) (continued)
	Acquisition
Restricted Securities	date	Cost	Value
Matterhorn Re	1/29/2020	$250,000	$ 252,100
Matterhorn Re	1/29/2020	250,000	244,125
Matterhorn Re	11/24/2020	250,000	250,875
Matterhorn Re	6/25/2020	231,012	232,450
Matterhorn Re	6/25/2020	250,000	257,525
Matterhorn Re	4/30/2020	250,000	255,275
Matterhorn Re	12/20/2019	250,000	251,425
Matterhorn Re	11/24/2020	250,000	252,000
Merion Re 2021-2	12/28/2020	500,000	508,650
Mona Lisa Re	12/30/2019	250,000	254,200
Northshore Re II	12/2/2020	250,000	255,375
Oakmont Re 2017	5/10/2017	—	7,350
Pangaea Re 2016-2	5/31/2016	—	892
Pangaea Re 2018-1	12/26/2017	71,503	10,527
Pangaea Re 2018-3	6/27/2018	60,216	5,186
Pangaea Re 2019-1	1/9/2019	4,301	8,535
Pangaea Re 2019-3	7/25/2019	5,515	6,612
Pangaea Re 2020-1	1/21/2020	—	8,602
Pangaea Re 2020-1	1/28/2021	350,000	350,875
Port Royal Re 2019	5/20/2019	230,164	259,467
Portrush Re 2017	6/12/2017	191,747	159,525
Residential Reinsurance 2017	4/19/2017	400,000	399,800
Residential Reinsurance 2020	10/30/2020	250,000	253,125
Resilience Re	2/8/2017	124	25
Resilience Re	4/13/2017	1,144	35
Sanders Re II, Ltd.	5/20/2020	250,000	254,175
Sector Re V	1/1/2020	10,000	23,747
Sector Re V, Series 8, Class C	12/4/2018	81,971	60,125
St. Andrews Re 2017-1	1/5/2017	20,324	20,340
St. Andrews Re 2017-4	3/31/2017	—	34,204
Sussex Re 2020-1	1/21/2020	—	17,172
Thopas Re 2018	12/12/2017	33,941	—
Thopas Re 2019	12/21/2018	9,473	10,450
Thopas Re 2020	12/30/2019	—	1,650
Thopas Re 2021	1/22/2021	250,000	248,425
Ursa Re	11/20/2019	250,000	252,075
Ursa Re II Ltd.	10/8/2020	250,000	255,350
Versutus Re 2017	1/5/2017	29,808	6,255
Versutus Re 2018	1/31/2018	3,155	700
Versutus Re 2019-A	1/28/2019	—	8,870
Versutus Re 2019-B	12/24/2018	—	1,180
Viribus Re 2020	12/30/2019	50,960	6,250
Viribus Re 2021	2/1/2021	449,040	460,490
Vitality Re X	2/3/2020	249,803	243,750
Vitality Re XI	1/23/2020	250,000	235,000
Vitality Re XI Ltd.	1/23/2020	250,000	240,000
Total Restricted Securities			$11,641,174
% of Net assets			2.8%

The accompanying notes are an integral part of these financial statements.
52 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts		Expiration	Notional		Unrealized
Long	Description	Date	Amount	Market Value	(Depreciation
650	U.S. 2 Year	6/30/21	$143,604,039	$143,497,656	$ (106,383)
	Note (CBT)

Number of
Contracts		Expiration	Notional		Unrealized
Short	Description	Date	Amount	Market Value	Appreciation
205	U.S. 5 Year	6/30/21	$(25,616,696)	$ (25,413,594)	$ 203,102
	Note (CBT)
300	U.S. 10 Year	6/21/21	(40,266,391)	(39,815,625)	450,766
	Note (CBT)
			$ (65,883,087)	$ (65,229,219)	$ 653,868
TOTAL FUTURES CONTRACTS			$ 77,720,952	$ 78,268,437	$ 547,485
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2021 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 5,425,337	$ 21,314,907
Other Long-Term Securities	$61,456,467	$119,725,670
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 28, 2021, the Fund engaged in sales of $1,006,450 which resulted in a net realized gain/(loss) of $(20,903). During the six months ended February 28, 2021, the Fund did not engage in purchases pursuant to these procedures.
At February 28, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $420,892,436 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 7,488,374
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(3,977,832)
Net unrealized appreciation	$ 3,510,542

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 53

Schedule of Investments | 2/28/21
(unaudited) (continued)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of February 28, 2021, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$118,291,750	$—	$118,291,750
Collateralized Mortgage
Obligations	—	79,248,481	—	79,248,481
Commercial Mortgage-
Backed Securities	—	43,789,994	—	43,789,994
Corporate Bonds	—	125,997,073	—	125,997,073
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Massachusetts	—	—	249,592	249,592
Multiperil - U.S.	—	—	264,598	264,598
Multiperil - Worldwide	—	—	66,085	66,085
Windstorm - Florida	—	—	159,525	159,525
Windstorm - U.S. Regional	—	—	7,350	7,350
Reinsurance Sidecars
Multiperil - U.S.	—	—	74,987	74,987
Multiperil - Worldwide	—	—	2,867,362	2,867,362
All Other Insurance-Linked
Securities	—	7,951,675	—	7,951,675
Senior Secured Floating Rate
Loan Interests	—	12,155,972	—	12,155,972
U.S. Government and
Agency Obligations	—	32,731,049	—	32,731,049
Total Investments
in Securities	$—	$420,165,994	$3,689,499	$423,855,493
Other Financial Instruments
Net unrealized appreciation
on futures contracts	$547,485	$—	$—	$547,485
Total Other
Financial Instruments	$547,485	$—	$—	$547,485

The accompanying notes are an integral part of these financial statements.
54 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
Insurance-
Linked
Securities
Balance as of 8/31/20	$6,631,591
Realized gain (loss)	(26,482)
Changed in unrealized appreciation (depreciation)	(120,046)
Accrued discounts/premiums	—
Purchases	2,260,262
Sales	(5,055,826)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 2/28/21	$3,689,499
*  Transfers are calculated on the beginning of period value. For the six months ended February 28, 2021, there were no transfers between Levels 1, 2 and 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at February 28, 2021:	$(84,487)

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 55

Statement of Assets and Liabilities | 2/28/21
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $419,862,487)	$423,855,493
Cash	14,744,334
Futures collateral	410,086
Due from broker for futures	1,333,369
Net unrealized appreciation on futures contracts	547,485
Receivables —
Investment securities sold	10,903,551
Fund shares sold	1,389,147
Interest	1,350,089
Due from the Adviser	61,106
Other assets	50,361
Total assets	$454,645,021
LIABILITIES:
Payables —
Investment securities purchased	$30,480,413
Fund shares repurchased	1,001,278
Distributions	158,424
Trustees’ fees	3,616
Variation margin for futures contracts	11,172
Due to affiliates	55,163
Accrued expenses	339,644
Total liabilities	$32,049,710
NET ASSETS:
Paid-in capital	$456,091,883
Distributable earnings (loss)	(33,496,572)
Net assets	$422,595,311
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $136,666,093/14,514,056 shares)	$9.42
Class C (based on $24,031,915/2,547,359 shares)	$9.43
Class C2 (based on $1,676,657/177,602 shares)	$9.44
Class K (based on $1,741,741/183,961 shares)	$9.47
Class Y (based on $258,478,905/27,407,669 shares)	$9.43

The accompanying notes are an integral part of these financial statements.
56 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 2/28/21
INVESTMENT INCOME:
Interest from unaffiliated issuers	$6,518,732
Dividends from unaffiliated issuers	219,894
Total investment income		$6,738,626
EXPENSES:
Management fees	$781,184
Administrative expense	86,823
Transfer agent fees
Class A	105,754
Class C	7,194
Class C2	501
Class K	120
Class Y	183,034
Distribution fees
Class A	139,477
Class C	69,389
Class C2	4,066
Shareowner communications expense	12,096
Custodian fees	33,581
Registration fees	44,697
Professional fees	39,064
Printing expense	26,407
Pricing fees	51,070
Trustees’ fees	8,575
Insurance expense	296
Miscellaneous	25,873
Total expenses		$1,619,201
Less fees waived and expenses reimbursed by the Adviser		(256,609)
Net expenses		$1,362,592
Net investment income		$5,376,034
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$1,648,604
Futures contracts	1,013,192	$2,661,796
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$6,595,808
Futures contracts	587,720	$7,183,528
Net realized and unrealized gain (loss) on investments		$9,845,324
Net increase in net assets resulting from operations		$15,221,358

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 57

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	2/28/21	Ended
	(unaudited)	8/31/20
FROM OPERATIONS:
Net investment income (loss)	$5,376,034	$14,754,984
Net realized gain (loss) on investments	2,661,797	(20,777,781)
Change in net unrealized appreciation (depreciation)
on investments	7,183,527	(6,520,277)
Net increase (decrease) in net assets resulting
from operations	$15,221,358	$(12,543,074)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.11 and $0.25 per share, respectively)	$(1,602,817)	$(4,392,719)
Class C ($0.10 and $0.23 per share, respectively)	(286,424)	(812,488)
Class C2 ($0.10 and $0.23 per share, respectively)	(17,031)	(31,097)
Class K ($0.12 and $0.28 per share, respectively)	(33,110)	(324,069)
Class Y ($0.12 and $0.28 per share, respectively)	(3,665,537)	(10,599,602)
Total distributions to shareowners	$(5,604,919)	$(16,159,975)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$90,112,604	$464,617,323
Reinvestment of distributions	4,557,986	12,657,337
Cost of shares repurchased	(151,250,763)	(506,784,270)
Net decrease in net assets resulting from Fund
share transactions	$(56,580,173)	$(29,509,610)
Net decrease in net assets	$(46,963,734)	$(58,212,659)
NET ASSETS:
Beginning of period	$469,559,045	$527,771,704
End of period	$422,595,311	$469,559,045

The accompanying notes are an integral part of these financial statements.
58 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

	Six Months	Six Months
	Ended	Ended	Year	Year
	2/28/21	2/28/21	Ended	Ended
	Shares	Amounts	8/31/20	8/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	2,291,327	$21,444,929	12,482,387	$117,051,904
Reinvestment of distributions	161,328	1,506,175	452,026	4,175,627
Less shares repurchased	(3,857,211)	(35,957,509)	(15,556,698)	(143,380,168)
Net decrease	(1,404,556)	$(13,006,405)	(2,622,285)	$(22,152,637)
Class C
Shares sold	377,521	$3,525,763	1,723,794	$15,827,056
Reinvestment of distributions	30,377	284,092	87,073	803,264
Less shares repurchased	(1,278,915)	(11,941,496)	(1,849,063)	(16,896,876)
Net decrease	(871,017)	$(8,131,641)	(38,196)	$(266,556)
Class C2
Shares sold	38,875	$361,369	112,271	$1,033,670
Reinvestment of distributions	324	3,028	1,209	11,186
Less shares repurchased	(17,008)	(159,046)	(81,331)	(747,097)
Net increase	22,191	$205,621	32,149	$297,759
Class K
Shares sold	72,617	$682,335	134,084	$1,234,666
Reinvestment of distributions	2,557	23,964	8,140	75,590
Less shares repurchased	(258,951)	(2,429,495)	(1,289,214)	(11,308,155)
Net decrease	(183,777)	$(1,723,196)	(1,146,990)	$(9,997,899)
Class Y
Shares sold	6,864,289	$64,097,938	35,422,520	$329,470,027
Reinvestment of distributions	293,081	2,740,727	822,631	7,591,670
Less shares repurchased	(10,790,895)	(100,763,217)	(37,026,267)	(334,451,974)
Net increase (decrease)	(3,633,525)	$(33,924,552)	(781,116)	$2,609,723

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 59

Financial Highlights
	Six Months
	Ended		Year	Year	Year	Year	Year
	2/28/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class A
Net asset value, beginning of period	$9.21		$9.52	$9.40	$9.54	$9.56	$9.57
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.10		$0.23	$0.27	$0.18	$0.16	$0.13
Net realized and unrealized gain (loss) on investments	0.22		(0.29)	0.14	(0.12)	0.01	0.01
Net increase (decrease) from investment operations	$0.32		$(0.06)	$0.41	$0.06	$0.17	$0.14
Distributions to shareowners:
Net investment income	$(0.11)		$(0.25)	$(0.29)	$(0.20)	$(0.19)	$(0.15)
Net increase (decrease) in net asset value	$0.21		$(0.31)	$0.12	$(0.14)	$(0.02)	$(0.01)
Net asset value, end of period	$9.42		$9.21	$9.52	$9.40	$9.54	$9.56
Total return (b)	3.44	%(c)	(0.61)%	4.39%	0.68%	1.82%	1.50%
Ratio of net expenses to average net assets	0.82	%(d)	0.82%	0.82%	0.88%	0.84%	0.79%
Ratio of net investment income (loss) to average net assets	2.20	%(d)	2.44%	2.87%	1.90%	1.64%	1.41%
Portfolio turnover rate	16	%(c)	113%	84%	54%	70%	44%
Net assets, end of period (in thousands)	$136,666		$146,659	$176,601	$134,382	$162,375	$179,870
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.85	%(d)	0.85%	0.86%	0.88%	0.84%	0.79%
Net investment income (loss) to average net assets	2.17	%(d)	2.41%	2.83%	1.90%	1.64%	1.41%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
60 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

	Six Months
	Ended		Year	Year	Year	Year	Year
	2/28/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class C
Net asset value, beginning of period	$9.23		$9.52	$9.39	$9.53	$9.54	$9.55
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.09		$0.20	$0.25	$0.16	$0.14	$0.11
Net realized and unrealized gain (loss) on investments	0.21		(0.26)	0.14	(0.12)	0.02	0.01
Net increase (decrease) from investment operations	$0.30		$(0.06)	$0.39	$0.04	$0.16	$0.12
Distributions to shareowners:
Net investment income	$(0.10)		$(0.23)	$(0.26)	$(0.18)	$(0.17)	$(0.13)
Net increase (decrease) in net asset value	$0.20		$(0.29)	$0.13	$(0.14)	$(0.01)	$(0.01)
Net asset value, end of period	$9.43		$9.23	$9.52	$9.39	$9.53	$9.54
Total return (b)	3.22	%(c)	(0.62)%	4.25%	0.45%	1.69%	1.25%
Ratio of net expenses to average net assets	1.02	%(d)	1.04%	1.03%	1.06%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	2.00	%(d)	2.22%	2.66%	1.72%	1.42%	1.16%
Portfolio turnover rate	16	%(c)	113%	84%	54%	70%	44%
Net assets, end of period (in thousands)	$24,032		$31,557	$32,889	$58,380	$83,649	$97,028
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.05	%(d)	1.06%	1.07%	1.06%	1.05%	1.05%
Net investment income (loss) to average net assets	1.97	%(d)	2.20%	2.62%	1.72%	1.42%	1.16%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 61

Financial Highlights (continued)
	Six Months
	Ended		Year	Year	Year	Year	Year
	2/28/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class C2
Net asset value, beginning of period	$9.24		$9.52	$9.39	$9.53	$9.55	$9.56
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.09		$0.20	$0.25	$0.16	$0.14	$0.11
Net realized and unrealized gain (loss) on investments	0.21		(0.25)	0.15	(0.12)	0.01	0.01
Net increase (decrease) from investment operations	$0.30		$(0.05)	$0.40	$0.04	$0.15	$0.12
Distributions to shareowners:
Net investment income	$(0.10)		$(0.23)	$(0.27)	$(0.18)	$(0.17)	$(0.13)
Net increase (decrease) in net asset value	$0.20		$(0.28)	$0.13	$(0.14)	$(0.02)	$(0.01)
Net asset value, end of period	$9.44		$9.24	$9.52	$9.39	$9.53	$9.55
Total return (b)	3.22	%(c)	(0.52)%	4.27%	0.44%	1.57%	1.28%
Ratio of net expenses to average net assets	1.03	%(d)	1.03%	1.05%	1.06%	1.05%	1.04%
Ratio of net investment income (loss) to average net assets	1.99	%(d)	2.20%	2.61%	1.73%	1.42%	1.17%
Portfolio turnover rate	16	%(c)	113%	84%	54%	70%	44%
Net assets, end of period (in thousands)	$1,677		$1,436	$1,173	$1,650	$2,070	$2,930
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.06	%(d)	1.05%	1.09%	1.06%	1.05%	1.04%
Net investment income (loss) to average net assets	1.96	%(d)	2.18%	2.57%	1.73%	1.42%	1.17%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
62 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

	Six Months
	Ended		Year	Year	Year	Year	Year
	2/28/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		8/31/20	8/31/19	8/31/18	8/31/17	8/31/16*
Class K
Net asset value, beginning of period	$9.27		$9.54	$9.42	$9.56	$9.57	$9.58
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.12		$0.27	$0.31	$0.21	$0.19	$0.17
Net realized and unrealized gain (loss) on investments	0.20		(0.26)	0.13	(0.11)	0.02	0.00(b )
Net increase (decrease) from investment operations	$0.32		$0.01	$0.44	$0.10	$0.21	$0.17
Distributions to shareowners:
Net investment income	$(0.12)		$(0.28)	$(0.32)	$(0.24)	$(0.22)	$(0.18)
Net increase (decrease) in net asset value	$0.20		$(0.27)	$0.12	$(0.14)	$(0.01)	$(0.01)
Net asset value, end of period	$9.47		$9.27	$9.54	$9.42	$9.56	$9.57
Total return (c)	3.51	%(d)	0.16%	4.73%	1.03%	2.25%	1.81%
Ratio of net expenses to average net assets	0.46	%(e)	0.46%	0.47%	0.50%	0.49%	0.50%
Ratio of net investment income (loss) to average net assets	2.54	%(e)	2.86%	3.26%	2.26%	1.99%	1.74%
Portfolio turnover rate	16	%(d)	113%	84%	54%	70%	44%
Net assets, end of period (in thousands)	$1,742		$3,408	$14,451	$10,166	$15,454	$16,502
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.50	%(e)	0.47%	0.51%	0.50%	0.49%	0.50%
Net investment income (loss) to average net assets	2.50	%(e)	2.85%	3.22%	2.26%	1.99%	1.74%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per-share.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 63

Financial Highlights (continued)
	Six Months
	Ended		Year		Year	Year	Year	Year
	2/28/21		Ended		Ended	Ended	Ended	Ended
	(unaudited)		8/31/20		8/31/19	8/31/18	8/31/17	8/31/16*
Class Y
Net asset value, beginning of period	$9.23		$9.51		$9.38	$9.52	$9.54	$9.55
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.12		$0.26		$0.30	$0.20	$0.18	$0.15
Net realized and unrealized gain (loss) on investments	0.20		(0.26)		0.14	(0.12)	0.01	0.01
Net increase (decrease) from investment operations	$0.32		$(0.00)(	b)	$0.44	$0.08	$0.19	$0.16
Distributions to shareowners:
Net investment income	$(0.12)		$(0.28)		$(0.31)	$(0.22)	$(0.21)	$(0.17)
Net increase (decrease) in net asset value	$0.20		$(0.28)		$0.13	$(0.14)	$(0.02)	$(0.01)
Net asset value, end of period	$9.43		$9.23		$9.51	$9.38	$9.52	$9.54
Total return (c)	3.52	%(d)	0.05%		4.81%	0.90%	2.04%	1.71%
Ratio of net expenses to average net assets	0.46	%(e)	0.46%		0.47%	0.64%	0.61%	0.59%
Ratio of net investment income (loss) to average net assets	2.56	%(e)	2.80%		3.23%	2.14%	1.88%	1.61%
Portfolio turnover rate	16	%(d)	113%		84%	54%	70%	44%
Net assets, end of period (in thousands)	$258,479		$286,499		$302,658	$258,634	$333,825	$278,689
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.63	%(e)	0.59%		0.59%	0.64%	0.61%	0.59%
Net investment income (loss) to average net assets	2.39	%(e)	2.67%		3.11%	2.14%	1.88%	1.61%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per-share.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
64 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Notes to Financial Statements | 2/28/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer Short Term Income Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.
The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended February 28, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 65

transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices,
66 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings,
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 67

natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At February 28, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
68 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2020 was as follows:
2020
Distributions paid from:
Ordinary income	$16,159,975
Total	$16,159,975
The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2020:
2020
Distributable earnings:
Undistributed ordinary income	$289,783
Capital loss carryforward	(39,582,948)
Current year dividend payable	(146,861)
Unrealized depreciation	(3,672,985)
Total	$(43,113,011)

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and reinsurance sidecars, the tax treatment of premium and amortization and the mark to market of futures contracts.
D.  Fund Shares
The Fund records sales and repurchases of its shares as of trade date.
E.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 69

distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.
F.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
70 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund, issuers of instruments in which the fund invests, and financial markets generally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 71

COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
G.   Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at February 28, 2021 are listed in the Schedule of Investments.
H.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural
72 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
I.   Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 73

repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
As of and for the six months ended February 28, 2021, the Fund had no open repurchase agreements.
J.   Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 28, 2021, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the six months ended February 28, 2021, was $65,457,914. Open futures contracts outstanding at February 28, 2021, are listed in the Schedule of Investments.
74 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate equal to 0.35% of the Fund’s average daily net assets up to $1 billion and 0.30% on average daily net assets over $1 billion. For the six months ended February 28, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.83%, 0.46% and 0.46% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. Class C and Class C2 shares do not have an expense limitation. These expense limitations are in effect through January 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Fees waived and expenses reimbursed during the period ended February 28, 2021 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $49,653 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended February 28, 2021, the Fund paid $8,575 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At February 28, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $3,616.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 75

4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 28, 2021, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$6,630
Class C	1,660
Class C2	36
Class K	121
Class Y	3,649
Total	$12,096
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $5,510 in distribution fees payable to the Distributor at February 28, 2021.
In addition, redemptions of Class A, Class C and Class C2 shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C and Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed.
76 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2021, CDSCs in the amount of $3,643 were paid to the Distributor.
6. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at February 28, 2021, was as follows:
Statement of			Foreign
Assets and	Interest	Credit	Exchange	Equity	Commodity
Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Net unrealized
appreciation on
futures contracts	$547,485	$ —	$ —	$ —	$ —
Total Value	$547,485	$ —	$ —	$ —	$ —

Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 77

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 28, 2021, was as follows:
			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Futures contracts	$1,013,192	$—	$—	$—	$—
Total Value	$1,013,192	$—	$—	$—	$—
Change in net
unrealized
appreciation
(depreciation) on:
Futures contracts	$587,720	$—	$—	$—	$—
Total Value	$587,720	$—	$—	$—	$—

78 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc.1 (“APAM”) serves as the investment adviser to Pioneer Short Term Income Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc.2 (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
[1]	Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc. (“Amundi US”).
[2]
Effective January 1, 2021, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM”) merged with and into Amundi US. After the Merger, the investment advisory services previously provided by APIAM are now provided through Amundi US.

Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 79

At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
80 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 81

domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in
82 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer Short Term Income Fund | Semiannual Report | 2/28/21 83

Trustees, Officers and Service Providers
Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
84 Pioneer Short Term Income Fund | Semiannual Report | 2/28/21

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427
Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www. amundi. com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19127-15-0421

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Short Term Income Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President & Chief Executive Officer

Date: May 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date: May 5, 2021

By (Signature and Title)* /s/ Mark E. Bradley

Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date: May 5, 2021

* Print the name and title of each signing officer under his or her signature.